Exhibit 10.116

                                                                  EXECUTION COPY

                             NOTE FUNDING AGREEMENT

                          Dated as of December 1, 2004

                                      among

                        BXG RECEIVABLES NOTE TRUST 2004-C
                                   as Issuer,

                              BLUEGREEN CORPORATION
                             as Seller and Servicer,

                  BLUEGREEN RECEIVABLES FINANCE CORPORATION IX
                                  as Depositor,

                         THE PURCHASERS PARTIES HERETO,
                                       and

                        BRANCH BANKING AND TRUST COMPANY,
                                    as Agent

                              --------------------

                                   Relating to
                        BXG RECEIVABLES NOTE TRUST 2004-C
                 Timeshare Loan-Backed VFN Notes, Series 2004-C

                              --------------------

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

                                TABLE OF CONTENTS

                                                                                             Page
                                                                                             ----
SECTION I.      DEFINITIONS....................................................................1

         Section 1.1.   Definitions............................................................1

         Section 1.2.   Other Definitional Provisions..........................................1

SECTION II.     AMOUNT AND TERMS OF COMMITMENTS................................................1

         Section 2.1.   Purchases..............................................................2

         Section 2.2.   Reductions, Increases and Extensions of Commitments....................3

         Section 2.3.   Fees, Expenses, Payments, Etc..........................................4

         Section 2.4.   Indemnification........................................................5

         Section 2.5.   Funding Termination Event..............................................7

         Section 2.6.   Notification of Note Rate..............................................7

SECTION III.    CONDITIONS PRECEDENT...........................................................8

         Section 3.1.   Condition to Initial Funding...........................................8

         Section 3.2.   Condition to Borrowings...............................................10

         Section 3.3.   Transfers Pursuant to Section 2.2(e)..................................11

SECTION IV.     REPRESENTATIONS AND WARRANTIES................................................11

         Section 4.1.   Representations and Warranties of Bluegreen...........................11

         Section 4.2.   Representations and Warranties of the Issuer..........................14

         Section 4.3.   Representations and Warranties of the Depositor.......................16

SECTION V.      COVENANTS.....................................................................18

         Section 5.1.   Covenants.............................................................18

SECTION VI.     INCREASED COSTS, INCREASED CAPITAL, ETC.......................................23

         Section 6.1.   Increased Costs.......................................................23

         Section 6.2.   Increased Capital.....................................................24

         Section 6.3.   Taxes.................................................................24

         Section 6.4.   Nonrecourse Obligations; Limited Recourse.............................26

         Section 6.5.   Breakage..............................................................26

SECTION VII.    THE AGENT.....................................................................26

         Section 7.1.   Appointment...........................................................26

         Section 7.2.   Delegation of Duties..................................................27

         Section 7.3.   Exculpatory Provisions................................................27

         Section 7.4.   Reliance by Agent.....................................................27

         Section 7.5.   Notices...............................................................28

         Section 7.6.   Non-Reliance on Agent and Other Purchasers............................28

         Section 7.7.   Indemnification.......................................................28

         Section 7.8.   Agent in Its Individual Capacities....................................29

         Section 7.9.   Successor Agent.......................................................29

         Section 7.10.  Communications........................................................29

         Section 7.11.  Control by Purchasers.................................................29

SECTION VIII.   SECURITIES LAWS; TRANSFERS....................................................30

         Section 8.1.   Transfers of Notes....................................................30


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
         Section 8.2.   Register of Purchasers................................................33

SECTION IX.     MISCELLANEOUS.................................................................34

         Section 9.1.   Amendments and Waivers................................................34

         Section 9.2.   Notices...............................................................34

         Section 9.3.   No Waiver; Cumulative Remedies........................................35

         Section 9.4.   Successors and Assigns................................................36

         Section 9.5.   Counterparts..........................................................36

         Section 9.6.   Severability..........................................................36

         Section 9.7.   Integration...........................................................36

         Section 9.8.   Governing Law.........................................................36

         Section 9.9.   Termination...........................................................36

         Section 9.10.  Limited Recourse; No Proceedings......................................36

         Section 9.11.  Survival of Representations and Warranties............................37

         Section 9.12.  Submission to Jurisdiction; Waivers...................................37

         Section 9.13.  WAIVERS OF JURY TRIAL.................................................38

         Section 9.14.  Limitation of Liability of Owner Trustee..............................38

         Section 9.15.  [RESERVED]............................................................38

         Section 9.16.  Hedging Requirements..................................................39

         Section 9.17.  No Bankruptcy Petition Against the Structured Purchaser...............39

         Section 9.18.  Limited Recourse Against the Structured Purchaser.....................39

                                LIST OF EXHIBITS

EXHIBIT A       Form of Investment Letter
EXHIBIT B       Form of Joinder Supplement
EXHIBIT C       Form of Transfer Supplement
EXHIBIT D       Form of Borrowing Notice
EXHIBIT E       Conditions Precedent to Initial Funding Date

Schedule A      Subsidiaries and Divisions
Schedule B      Tradenames
Schedule C      Material Transactions


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

            This NOTE FUNDING AGREEMENT (this "Agreement"), dated as of December 1, 2004, by and among BXG RECEIVABLES NOTE TRUST 2004-C, a Delaware statutory trust (the "Issuer"), BLUEGREEN CORPORATION, a Massachusetts corporation
("Bluegreen"), BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, a Delaware corporation (the "Depositor"), the PURCHASERS from time to time parties hereto (collectively, the "Purchasers") and BRANCH BANKING AND TRUST COMPANY ("BB&T"), a North Carolina corporation, as agent for the Purchasers (together with its successors in such capacity, the "Agent").

                              W I T N E S S E T H:

            WHEREAS, the Issuer, Bluegreen and U.S. Bank National Association, a national banking association, as Indenture Trustee (together with its successors in such capacity, the "Indenture Trustee"), are parties to a certain Indenture, dated as of December 1, 2004 (as the same may from time to time be amended or otherwise modified, the "Indenture"), pursuant to which the Issuer has issued its Timeshare Loan-Backed VFN Notes, Series 2004-C, Class A (the "Class A Notes"), Timeshare Loan-Backed VFN Notes, Series 2004-C, Class B (the "Class B
Notes"), Timeshare Loan-Backed VFN Notes, Series 2004-C, Class C (the "Class C Notes") and Timeshare Loan-Backed VFN Notes, Series 2004-C, Class D (the "Class D Notes" and together with the Class A Notes, the Class B Notes and the Class C Notes, the "Notes");

            WHEREAS, the Issuer may, from time to time, subject to and in accordance with the terms of the Indenture and this Agreement, request Borrowings, such Borrowings to be evidenced by the Notes; and

            WHEREAS, the Purchasers desire to appoint BB&T as Agent hereunder on and in accordance with the terms provided herein.

            NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby expressly acknowledged, the parties hereto agree as follows:

                             SECTION I. DEFINITIONS

            Section 1.1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the "Standard Definitions" attached hereto as Annex A.

            Section 1.2. Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto.

            (b) The words "hereof", "herein", and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection and Exhibit references are to this Agreement, unless otherwise specified. The words "including" and "include" shall be deemed to be followed by the words "without limitation".

                  SECTION II. AMOUNT AND TERMS OF COMMITMENTS

            Section 2.1. Purchases. (a) Each Purchaser hereby directs that the Notes be registered in the name of the Agent, as nominee on behalf of the Purchasers from time to time hereunder.

                  (b) On and subject to the terms and conditions of this Agreement from the Closing Date and prior to the Facility Termination Date, each Committed Purchaser severally, agrees to advance its Commitment Percentage of each Borrowing requested; provided that in no event shall a Committed Purchaser be required on any date to make an advance exceeding its aggregate Available
Commitment, (determined prior to giving effect to such advance); provided, further that in no event shall Borrowings occur more frequently than once every calendar month unless otherwise approved by the Agent.

                  (c) Such advance shall be made available to the Issuer, subject to the satisfaction of the conditions specified in Section 3.2 hereof, at or prior to 2:00 p.m. New York City time on the applicable Funding Date by deposit of immediately available funds to an account designated by the Issuer to the Agent; provided, however, that the Structured Purchaser may initiate transfer of its advance at or prior to 3:00 p.m. New York City time on the applicable Funding Date.

                  (d) Each Borrowing on the applicable Funding Date shall be made on prior notice from the Issuer received by the Agent (such notice, a "Borrowing Notice") not later than 10:00 a.m. New York City time on the second Business Day preceding such Funding Date. Each Borrowing Notice shall be irrevocable and shall specify (i) the aggregate amount of the Borrowing, and
(ii) the applicable Funding Date (which shall be a Business Day) and shall be in substantially in the form attached hereto as Exhibit D. Borrowings may occur on any Business Day, excluding the following (each, a "Blackout Period"): (a) the last 3 Business Days of any month other than November and December, (b) the 15th (or if the 15th is not a Business Day, the next succeeding Business Day) of any month, (c) the last 5 Business Days of November and (d) the last 15 days of December. The Agent shall promptly forward a copy of all Borrowing Notices to each Purchaser no later than Noon on the same day received. Upon five Business Day's prior written notice from the Issuer, the Agent agrees to enter into a pre-funding arrangement with the Structured Purchaser for the issuance of commercial paper in anticipation of a Blackout Period.

                  (e) Pursuant to the Indenture, the Issuer shall issue four Classes of Notes - the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes. Each Borrowing shall be evidenced by a corresponding increase in the Outstanding Note Balance of each Class of Notes. A Class of Notes will have its Outstanding Note Balance increased on each Funding Date by an amount equal to (1) the product of (A) the amount of such Borrowing and (B) such Class' Percentage Interest, divided by (2) the Borrowing Base Percentage.

                  (f) Payments on the Notes shall be made as provided in the Indenture and the Agent shall allocate to the Purchasers each payment in respect of the Notes received by the Agent in its capacity as nominee of the Purchasers.

                  (g) The Agent shall keep records of each Borrowing, each Interest Accrual Period applicable thereto, the interest rate(s) applicable to the Notes and each payment


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

of principal and interest thereon. Such records shall be rebuttably presumptive evidence of the subject matter thereof absent manifest error.

                  (h) The aggregate minimum advance for a Funding Date shall be $10,000,000; provided, however, that if the Available Commitment shall be less than $10,000,000, the minimum advance shall be $5,000,000.

            Section 2.2.  Reductions,  Increases and Extensions of  Commitments.
(a) At any time the Issuer may, acting at the direction of the Residual Interest Owner, upon at least three Business Days' prior written notice to the Agent, terminate the Commitments or reduce the aggregate Commitments; provided, however, such Commitments may not be reduced to an amount less than $50,000,000; provided, further, that any such reduction shall not entitle the Issuer to prepay the balance of the Notes other than through Available Funds. Each such partial reduction shall be in an aggregate amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof (or such other amount requested by the Issuer to which the Committed Purchasers consent). Reductions of the aggregate Commitments pursuant to this subsection 2.2(a) shall be allocated pro rata among the Committed Purchasers in accordance with each Committed Purchaser's
Commitment Percentage. At any time, the Agent may upon the request of the Residual Interest Owner and the consent of all the Committed Purchasers (which consent may be withheld in their sole discretion), increase the Commitments of the Committed Purchasers.

                  (b) On the Facility Termination Date, the Commitment of each Committed Purchaser shall be automatically reduced to zero.

                  (c) On the date hereof, the Structured Purchaser has executed a Joinder Supplement (as defined below) and on the date hereof is the sole Committed Purchaser hereunder. Subject to the provisions of subsections 8.1(a) and 8.1(b), any other Person may from time to time with the consent of the Agent and the Issuer become a party to this Agreement as a Purchaser by (i) delivering to the Issuer an Investment Letter and (ii) entering into an agreement substantially in the form attached hereto as Exhibit B hereto (a "Joinder Supplement"), with the Agent and the Issuer, acknowledged by the Servicer, which shall specify (A) the name and address of such Person for purposes of Section
9.2 hereof, (B) its Commitment, if any, and (C) the other information provided for in such form of Joinder Supplement. Upon its receipt of a duly executed Joinder Supplement, the Agent shall on the effective date determined pursuant thereto give notice of such effectiveness to the Issuer, the Servicer and the Indenture Trustee.

                  (d) So long as no Event of Default has occurred and is continuing (unless otherwise agreed by the Agent), no more than 75 and no less than 45 days prior to the Commitment Expiration Date, the Issuer may request, through the Agent, that each Purchaser extend the Commitment Expiration Date to a date which is up to 364 days after the Commitment Expiration Date then in effect, which decision will be made by each Purchaser in its sole discretion. Upon receipt of any such request, the Agent shall promptly notify each Purchaser thereof. Within 10 Business Days of notice from the Agent, each Purchaser shall notify the Agent of its willingness or refusal to so extend the Commitment Expiration Date (the "Extension Notice Deadline"). The Agent shall notify the Issuer of such willingness or refusal by the Purchasers within five Business Days of the Extension Notice Deadline. If any Purchaser notifies the Agent of its refusal to extend or does not expressly notify the Agent that it is willing


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to extend the  Commitment  Expiration  Date by the applicable  Extension  Notice
Deadline (each a "Non-Extending Purchaser"), the Commitment Expiration Date shall not be so extended.

                  (e) Subject to the extensions and reductions described above, on the date hereof, the aggregate Commitments and the Maximum Facility Balance shall each be $100,000,000. Notwithstanding Section 2.2(d) above, the parties acknowledge that the Structured Purchaser will transfer interests in the Notes pursuant to and subject to the terms of that certain Note Purchase Commitment Agreement, dated as of December 1, 2004, by and between the Structured Purchaser and New York Life Insurance Company (except if the Structured Purchaser shall have transferred its interests in the Notes pursuant to the Liquidity Agreement) and may transfer interests in the Notes to one or more third parties (other than pursuant to the Liquidity Agreement or to an Eligible Lender), in all cases, pursuant to one or more Transfer Agreements (the Principal Balance of such transferred Notes on the related date of transfer, the "Transferred Note Amount"), in which case, the Maximum Facility Balance shall equal the sum of $100,000,000 plus the Transferred Note Amounts; provided, however, the sum of all Transferred Note Amounts shall not exceed $50,000,000; provided, further, the aggregate Commitments after such dates of transfer shall continue to be $100,000,000; and provided, further, that this sentence shall not apply to any transfer by the Structured Purchaser pursuant to the Liquidity Agreement or to an Eligible Lender. As a condition precedent to such transfer, each of the items specified in Section 3.3 hereof shall be true and correct on the date of such transfer. The parties agree that any transfers contemplated by this Section 2.2(e) will be effected in a commercially reasonable manner so as to minimize Breakage Costs.

            Section 2.3. Fees, Expenses, Payments, Etc. (a) Bluegreen agrees to pay to the Agent and the Placement Agent, the Fees and other amounts set forth in the Fee Letters at the times specified therein.

                  (b) Bluegreen further agrees to pay on the earlier of the Initial Funding Date and December 31, 2004, to the Agent and the Structured Purchaser all reasonable costs and expenses in connection with the preparation, execution, delivery, administration (including any requested amendments, waivers or consents of any of the Transaction Documents or the Liquidity Agreement) of this Agreement, the Transaction Documents and the Liquidity Agreement, and the other documents to be delivered hereunder or in connection herewith, including the reasonable fees (for the Agent's counsel, estimated to be approximately $175,000) and out-of-pocket expenses of counsel for the Agent and the Structured Purchaser with respect thereto.

                  (c) Bluegreen agrees to pay to the Agent and, following the occurrence and during the continuance of an Event of Default other than one arising from the failure of the Obligors to make payments on the Timeshare Loans, each Purchaser, promptly following presentation of an invoice therefor, all reasonable costs and expenses (including reasonable fees and expenses of counsel), if any, in connection with the enforcement of any of the Transaction Documents, and the other documents delivered thereunder or in connection therewith.

                  (d) Bluegreen further agrees to pay on demand any and all documentary, stamp, transfer and other taxes and governmental fees payable in connection with


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

the execution, delivery, filing and recording of any of the Transaction Documents or the other documents and agreements to be delivered hereunder and thereunder or otherwise in connection with the issuance of the Notes, and agrees to save each Purchaser and the Agent harmless from and against any liabilities with respect to or resulting from any delay in paying or any omission to pay such taxes and fees.

                  (e) Periodic fees or other periodic amounts payable hereunder shall be calculated, unless otherwise specified in the Fee Letters, on the basis of a 360-day year and for the actual days elapsed.

                  (f) All payments to be made hereunder or under the Indenture, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 1:00 p.m., New York City time, on the due date thereof to the Agent's account specified in subsection 9.2(b) hereof or directly to the Purchasers' accounts if the Agent so instructs the Indenture Trustee. Payments received after 1:00 p.m. New York City time shall be deemed to have been made on the next Business Day. In any event, the Agent shall forward or instruct the Indenture Trustee to forward to the Purchasers their respective portion of such payments in immediately available funds for receipt no later than 3:00 p.m. on the date received. Notwithstanding anything herein to the contrary, if any payment due hereunder becomes due and payable on a day other than a Business Day, the payment date thereof shall be extended to the next succeeding Business Day and in the case of principal, interest shall accrue thereon at the applicable rate during such extension. To the extent that (i) the Indenture Trustee, the Depositor, the Seller, the Issuer or the Servicer makes a payment to the Agent or a Purchaser or (ii) the Agent or a Purchaser receives or is deemed to have received any payment or proceeds for application to an obligation, which payment or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a Indenture Trustee, receiver or any other party under any bankruptcy or insolvency law, state or Federal law, common law, or for equitable cause, then, to the extent such payment or proceeds are set aside, the obligation or part thereof intended to be satisfied shall be revived and continue in full force and effect, as if such payment or proceeds had not been received or deemed received by the Agent or the Purchasers, as the case may be.

            Section 2.4. Indemnification. (a) Bluegreen (the "Indemnitor") agrees to indemnify and hold harmless the Agent and each Purchaser and any shareholders, members, directors, officers, employees, agents or Affiliates thereof, of the Agent or Purchasers (each such Person being referred to as an "Indemnitee") from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever (including reasonable fees and expenses of legal counsel) which such Indemnitee may incur (or which may be claimed against such Indemnitee) arising out of, by reason of or in connection with the execution and delivery of, or payment or other performance under, or the failure to make payments or perform under, any Transaction Document or the issuance of the Notes (including in connection with the preparation for defense of any investigation, litigation or proceeding arising out of, related to or in connection with such execution, delivery, payment, performance or issuance), except (i) to the extent that any such claim, damage, loss, liability, cost or expense shall be caused by the willful misconduct, bad faith, recklessness or gross negligence of, or breach of any representation or warranty in any Transaction Document by, any Indemnitee, (ii) to the extent that any such claim, damage, loss, liability, cost or expense is covered or addressed by subsection 2.3(c) or (d) hereof,
(iii) to the


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

extent that any such claim, damage, loss, liability, cost or expense relates to disclosure made by the Agent or a Purchaser in connection with an Assignment or Participation pursuant to Section 8.1 of this Agreement which disclosure is not based on information given to the Agent or such Purchaser by or on behalf of Bluegreen, or any affiliate thereof or by or on behalf of the Indenture Trustee or (iv) to the extent that such claim, damage, loss, liability, cost or expense shall be caused by any default in payment of any Timeshare Loan. The foregoing indemnity shall include any claims, damages, losses, liabilities, costs or expenses to which any such Indemnitee may become subject under the Securities Act, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, or other federal or state law or regulation arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any disclosure document relating to the Notes or any amendments thereof or supplements thereto, in any case, provided or approved by the Issuer (other than statements provided by the Indemnitee expressly for inclusion therein) or arising out of, or based upon, the omission or the alleged omission to state a material fact necessary to make the statements therein or any amendment thereof or supplement thereto, in light of the circumstances in which they were made, not misleading (other than with respect to statements provided by the Indemnitee expressly for inclusion therein).

            (b) Promptly after the receipt by an Indemnitee of a notice of the commencement of any action against an Indemnitee, such Indemnitee will notify the Agent and the Agent will, if a claim in respect thereof is to be made against an Indemnitor pursuant to subsection 2.4(a), notify such Indemnitor in writing of the commencement thereof; but the omission so to notify such party will not relieve such party from any liability which it may have to such Indemnitee pursuant to the preceding paragraph except to the extent the Indemnitor is prejudiced by such failure. If any such action is brought against an Indemnitee and it notifies an Indemnitor of its commencement, such Indemnitor will be entitled to participate in and, to the extent that it so elects by delivering written notice to the Indemnitee promptly after receiving notice of the commencement of the action from the Indemnitee to assume the defense of any such action, with a single counsel mutually satisfactory to such Indemnitor and each affected Indemnitee. After receipt of such notice by an Indemnitor from an Indemnitee, such Indemnitor will not be liable to such Indemnitee for any legal or other expenses except as provided below and except for the reasonable costs of investigation incurred by the Indemnitee in connection with the defense of such action. Each Indemnitee will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of the such Indemnitee unless (i) the employment of such counsel by such Indemnitee has been authorized in writing by such Indemnitor,
(ii) such Indemnitor shall have failed to assume the defense and employ counsel,
(iii) the named parties to any such action or proceeding (including any impleaded parties) include both such Indemnitee and either an Indemnitor or another person or entity that may be entitled to indemnification from an Indemnitor (by virtue of this Section 2.4 or otherwise) and such Indemnitee shall have been advised by counsel that there may be one or more legal defenses available to such Indemnitee which are different from or additional to those available to an Indemnitor or such other party or shall otherwise have reasonably determined that the co-representation would present such counsel with a conflict of interest (in which case the Indemnitor will not have the right to direct the defense of such action on behalf of the Indemnitee). In any such case described in clauses (i) through (iii) of the preceding sentence, the reasonable fees, disbursements and other charges of counsel will be at the expense of the Indemnitor; it being understood that in no event shall the Indemnitors be liable


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for the fees,  disbursements  and other  charges  of more than one  counsel  (in addition to any local counsel) for all Indemnitees in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. An Indemnitor shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, which shall not be unreasonably withheld, but if settled with the written consent of an Indemnitor or if there shall be a final judgment for the plaintiff in any such action, suit or proceeding, such Indemnitor agrees to indemnify and hold harmless any Indemnitee to the extent set forth in this Agreement from and against any loss, claim, damage, liability or reasonable expense by reason of such settlement or judgment. No Indemnitor shall, without the prior written consent of an Indemnitee (not to be unreasonably withheld), settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder, if such settlement, compromise or consent includes an admission of culpability or wrong-doing on the part of such Indemnitee or the entry or an order, injunction or other equitable or nonmonetary relief (including any administrative or other sanctions or disqualifications) against such Indemnitee or if such settlement, compromise or consent does not include an unconditional release of such Indemnitee from all liability arising out of such claim, action, suit or proceeding.

                  (c) The obligations of Bluegreen under this Agreement shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement. Without limiting the foregoing, neither the lack of validity or enforceability of, or any modification to, any Transaction Document nor the existence of any claim, setoff, defense (other than a defense of payment) or other right which Bluegreen may have at any time against the Agent, any Purchaser or any other Person, whether in connection with any Transaction Document or any unrelated transactions, shall constitute a defense to such obligations.

            Section 2.5. Funding Termination Event. If any Funding Termination Event shall occur and be continuing, (A) if such event is a Funding Termination Event specified in clause (i) or (ii) of paragraph (d) of the definition thereof or paragraphs (d) and (e) of the definition of Event of Default, the Commitment of each Committed Purchaser shall automatically be reduced to zero, and (B) if such event is any other Funding Termination Event, with the consent of the Required Purchasers, the Agent may, or upon the request of the Required Purchasers, the Agent shall, by notice to the Issuer, reduce the Commitments of each Committed Purchaser to zero, whereupon the Commitments shall immediately be reduced to zero.

            Section 2.6. Notification of Note Rate. (a) On the third Business Day immediately preceding each Determination Date, the Agent shall calculate the Note Rate and the Interest Distribution Amount applicable to all Notes for the applicable Interest Accrual Period and shall notify the Indenture Trustee and the Servicer of such rate and amount by written notice. Such rate and amount shall be calculated using an estimate of the Note Rate, if necessary, for the remaining days in such Interest Accrual Period. The Agent shall consult with the Structured Purchaser in the determination of the CP Rate.

                  (b) On or before the third Business Day immediately preceding each Determination Date, if the Agent shall have used an estimate of the Note Rate and Interest Distribution Amount with respect to the preceding Interest Accrual Period, the Agent shall compute the actual Note Rate and Interest Distribution Amount applicable to the Notes for such Interest Accrual Period, and if the actual Interest Distribution Amount so computed (i) is greater than the estimated Interest Distribution
Amount for such preceding Interest Accrual Period, the Interest Distribution Amount so calculated for the current Interest Accrual Period shall be increased by the amount of such difference and (ii) is less than the estimated Interest Distribution Amount for such preceding Interest Accrual Period, the Interest Distribution Amount so calculated for the current Interest Accrual Period shall be decreased by the amount of such difference.

                       SECTION III. CONDITIONS PRECEDENT

            Section 3.1. Condition to Initial Funding. The following shall be conditions precedent to the initial funding by any Purchaser of a Note on the Initial Funding Date:

                  (a) This Agreement and the other Transaction Documents shall have become effective in accordance with their respective terms.

                  (b) All of the terms, covenants, agreements and conditions of this Agreement, the Fee Letter and the other Transaction Documents to be complied with and performed by Bluegreen, the Seller, the Servicer, the Issuer, the Depositor, the Owner Trustee or the Indenture Trustee, as the case may be, by the Closing Date shall have been complied with in all material respects or otherwise waived by the Agent.

                  (c) Each of the representations and warranties of each of Bluegreen, the Seller, the Servicer, the Issuer, the Depositor, the Owner Trustee or the Indenture Trustee, as the case may be, made in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of the time of the Closing Date as though made as of such time (except to the extent that they expressly relate to an earlier or later time).

                  (d) No Funding Termination Event, Event of Default, Servicer Event of Default under any Transaction Document or event that with the giving of notice or lapse of time or both would constitute such an amortization event or other termination event shall have occurred and be continuing.

                  (e) The Agent shall have received (and, to the extent requested, made available to each Purchaser):

                              (i)  Certified  copies of the  resolutions  of the
Board of Directors of each of Bluegreen and the Depositor approving this Agreement and the Transaction Documents to which it is a party and any other documents contemplated thereby and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Transaction Documents to which it is a party and any other documents contemplated thereby;

                              (ii)   An   officer's   certificate   of  each  of
Bluegreen, the Depositor and the Owner Trustee, certifying the names and true signatures of the officers authorized to sign this Agreement and the Transaction Documents and any other documents to be delivered by it hereunder or thereunder;

                              (iii) A copy of the  bylaws  of each of  Bluegreen
and the Depositor, certified by an officer thereof;

                              (iv) A  certified  copy of the  charter of each of
Bluegreen and the Depositor, a certificate as to the good standing of Bluegreen from the Secretary of State of the State of Massachusetts and a certificate as to the good standing of the Depositor from the Secretary of State of the State of Delaware, in each case dated as of a recent date;

                              (v) Proper  financing  statements under the UCC of
all jurisdictions that the Agent may deem necessary or desirable in order to perfect the ownership and security interests contemplated by the Purchase Agreement, the Sale Agreement, the Indenture and this Agreement;

                              (vi)  Acknowledgment  copies of  proper  financing
statements, if any, necessary to release all security interests and other rights of any Person in the Trust Estate previously granted by the Seller, the Depositor or the Issuer;

                              (vii) Completed requests for information, dated on
or before the Closing Date, in all jurisdictions referred to in subsection (vi) above that name the Issuer, the Depositor or Bluegreen as debtor, together with copies of such other financing statements;

                              (viii)  A   favorable   opinion   of   counsel  to
Bluegreen, dated the Closing Date, in form and substance satisfactory to the Agent, such opinion to permit reliance by the Purchasers;

                              (ix) A  favorable  opinion of counsel to  Vacation
Trust, Inc., dated the Closing Date, in form and substance satisfactory to the Agent related to corporate, regulatory and insolvency matters, such opinion to permit reliance by the Purchasers;

                              (x) A favorable  written opinion of counsel to the
Owner Trustee and special Delaware counsel to the Issuer, dated the Closing Date, in form and substance satisfactory to the Agent, such opinion to permit reliance by the Purchasers;

                              (xi) A favorable written opinion of counsel to the
Issuer, dated the Closing Date, in form and substance satisfactory to the Agent, such opinion to permit reliance by the Purchasers;

                              (xii) A  favorable  written  opinion  of  internal
counsel for the Indenture Trustee and the Custodian each dated the Closing Date, as to general corporate matters and such other matters with respect to the Indenture Trustee and Custodian as the Agent may reasonably request, such opinion to permit reliance by the Purchasers,

                              (xiii) A  favorable  written  opinion of  internal
counsel for the Backup Servicer dated the Closing Date as to general corporate matters and such other matters with respect to the Backup Servicer as the Agent may reasonably request, such opinion to permit reliance by the Purchasers,

                              (xiv)  A  favorable   written   opinion  of  local
counsels for the Seller, dated as of the Closing Date regarding certain state timeshare and real estate legal matters related to each Initial Approved Opinion Resort and the related Timeshare Loans, in form and substance satisfactory to the Agent regarding local law matters, such opinion to permit reliance by the Purchasers;

                              (xv) A copy of the  documentation  evidencing  the
release of all liens attaching to the Timeshare Loans pursuant to previous financings;

                              (xvi) Executed  copies of each of the  Transaction
Documents;

                              (xvii)   Such   other   documents,    instruments,
certificates and opinions as the Agent may reasonably request including those set forth as the closing list delivered to the Seller in connection with this transaction; and

                              (xviii)  Delivery of such documents,  opinions and
certificates as are specified on Exhibit E hereto.

                  (f) No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation by the Agent or the Purchasers of, or to invalidate, the transactions contemplated by this Agreement or the Transaction Documents in any material respect.

            Section 3.2. Condition to Borrowings. The following shall be conditions precedent to any funding by a Purchaser on each Funding Date:

                  (a) The Issuer shall have timely delivered a Borrowing Notice pursuant to subsection 2.1(d) of this Agreement;

                  (b) The representations and warranties of Bluegreen, the Issuer and the Depositor set forth or referred to in Section 4.1, 4.2 and 4.3 hereof shall be true and correct in all material respects on the date of such
Borrowing as though made on and as of such date (except where such representation or warranty specifically relates to any earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date); no event which is, or upon the giving of notice, the lapse of time or both would be, a Funding Termination Event shall have occurred and be continuing on such date;

                  (c) Both immediately prior to and after giving effect to such Borrowing and the application of the proceeds thereof as provided herein and in the Indenture, the Outstanding Note Balance of the Notes shall not exceed the Borrowing Base;

                  (d) All conditions specified in the Indenture with respect to such Borrowing shall have been satisfied;

                  (e) If the Agent  waives  any of the  conditions  set forth in
Section 3.1 hereof on the Closing Date, each such condition shall be satisfied on or before the first Borrowing;

                  (f) Unless previously received on a Funding Date, the Agent shall have received a favorable written opinion on timeshare and real estate law matters for the Timeshare Loans to be included on such Funding Date related to the Resort for which Bluegreen is seeking to have Agent approve as an Additional Approved Opinion Resort, such opinion to permit reliance by the Purchasers;

                  (g) With respect to Borrowings funded by the Structured Purchaser, (i) the Liquidity Agreement with respect to the Structured Purchaser shall be in full force and effect, (ii) the Structured Purchaser shall have sufficient unused liquidity support (after giving effect to the Borrowing to occur on such Funding Date) pursuant to such Liquidity Agreement and (iii) the Structured Purchaser will have received funds from either the commercial paper market or pursuant to the Liquidity Agreement sufficient to make such Borrowing.

            Section 3.3. Transfers Pursuant to Section 2.2(e). The following shall be condition precedents to the transfer contemplated by Section 2.2(e) hereof:

                  (a) The representations and warranties of Bluegreen, the Issuer and the Depositor set forth or referred to in Section 4.1, 4.2 and 4.3 hereof shall be true and correct in all material respects on such date as though made on and as of such date (except where such representation or warranty specifically relates to any earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date); no event which is, or upon the giving of notice, the lapse of time or both would be, a Funding Termination Event shall have occurred and be continuing on such date;

                  (b) On such date, the Outstanding Note Balance of the Notes shall not exceed the Borrowing Base;

                  (c) All conditions specified in the Indenture, Section 3.1 and
Section 3.2 hereof with respect to all prior Borrowings were satisfied; and

                  (d) There shall be no defaults by the Issuer, the Depositor or Bluegreen under this Agreement or any of the Transaction Documents.

                   SECTION IV. REPRESENTATIONS AND WARRANTIES

            Section 4.1. Representations and Warranties of Bluegreen. Bluegreen hereby represents and warrants to the Agent and the Purchasers that as of the date hereof and the Closing Date and each Funding Date:

                  (a) It is a corporation validly existing and in good standing under the laws of the State of Massachusetts, with full power and authority under such laws to own its properties and conduct its business as such properties are currently owned and such business is currently conducted and to execute, deliver and perform its obligations under this Agreement and the Transaction Documents to which it is a party.

                  (b) It has the power, authority and right to make, execute, deliver and perform this Agreement and the Transaction Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party. When executed and delivered, each of this Agreement and the Transaction Documents to which it is a party will constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms, subject, as to such enforceability, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors' rights generally from time to time in effect. The enforceability of its obligations under such agreements may also be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and no representation or warranty is made with respect to the enforceability of its obligations under any indemnification provisions in such agreements to the extent that indemnification is sought in connection with securities laws violations.

                  (c) No consent, license, approval or authorization of, or registration with, any Governmental Authority is required to be obtained in connection with the execution, delivery or performance of each of this Agreement and the Transaction Documents to which it is a party that has not been duly obtained and that is not and will not be in full force and effect on the Closing Date, except such that may be required by applicable securities laws or UCC-1 Financing Statements as have been prepared for filing.

                  (d) The execution, delivery and performance of each of this Agreement and the Transaction Documents to which it is a party do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court to which it is subject, its charter or By-laws, or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements that, individually or in the aggregate, would not have a material adverse effect on its ability to perform its obligations under this Agreement or the Transaction Documents to which it is a party).

                  (e) There is no litigation or administrative proceeding before any court, tribunal or governmental body pending or, to its knowledge, threatened against it, with respect to this Agreement, the Transaction Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the Notes, and there is no such litigation or proceeding against it or any significant portion of its properties that would have a material adverse effect on the transactions contemplated by, or its ability to perform its obligations under, this Agreement or the Transaction Documents to which it is a party.

                  (f) It has delivered to the Agent complete and correct copies of its audited financial statements for the fiscal year ended on or about March 31, 2002, the nine month period ended December 31, 2002 and the year ended December 31, 2003 and unaudited financial statements for the period ended on or about June 30, 2004.

                  (g) No report, statement, exhibit or other written information required to be furnished by Bluegreen or any of its Affiliates, agents or representatives to the Agent or any Purchaser pursuant to this Agreement or the Transaction Documents is or shall be inaccurate in any material respect, or contains or shall contain any material misstatement of fact, or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading, in each case, as of the date it is or shall be dated or (except as otherwise disclosed to the Agent or any Purchaser, as the case may be, at such time) as of the date so furnished.

                  (h) Each of the Transaction Documents to which it is a party is in full force and effect and no amortization, termination or other event or circumstance has occurred thereunder or in connection therewith that could reasonably be expected to result in the termination of any such agreement or any other interruption of the ongoing performance by the parties to each such agreement of their respective obligations thereunder.

                  (i) Bluegreen repeats and reaffirms to the Agent and the Purchasers each of the representations and warranties of Bluegreen in the Transaction Documents to which it is a party and each other document delivered in connection therewith or herewith, and represents that such representations and warranties are true and correct in all material respects (except where such representation or warranty specifically relates to any earlier date, in which case such representation and warranty is repeated and affirmed as of such earlier date).

                  (j) Based upon the Investment Letters of the Purchasers, the representation letter from GSS Holdings, Inc. and compliance with the terms of this Agreement and the Transaction Documents, the sale of the Notes pursuant to the terms of this Agreement and the Indenture will not require the registration of such Notes under the Securities Act.

                  (k) All tax returns (federal, state and local) required to be filed with respect to Bluegreen have been filed (which filings may be made by an Affiliate of Bluegreen on a consolidated basis covering Bluegreen and other Persons) and there has been paid or adequate provision made in its GAAP financial statements for the payment of all taxes, assessments and other governmental charges in respect of Bluegreen (or in the event consolidated returns have been filed, with respect to the Persons subject to such returns).

                  (l) Based upon the Investment Letters of the Purchasers in the form attached as Exhibit A hereto, the representation letter from GSS Holdings, Inc. and compliance with the terms of this Agreement and the Transaction Documents, the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended and none of Bluegreen, the Depositor or the Issuer is required to be registered under the Investment Company Act of 1940, as amended.

                  (m) There has not been any material adverse change in the business, operations, financial condition, properties or assets of Bluegreen since the year ended December 31, 2003.

                  (n) The chief executive office of Bluegreen is at the address indicated in Section 9.1 hereof.

                  (o) Since June 30, 2004 (except as approved by the Agent in writing), there have been no material changes in the Credit Policy or the Collection Policy. The Credit Policy and the Collection Policy attached as Exhibits J and K to the Indenture, respectively, are representative of policies of Bluegreen and are consistent with the Servicing Standard and industry standard (it being understood that Bluegreen does not review credit bureau reports or scores reported by Fair Isaacs & Company prior to loan origination).

                  (p) As of the date hereof: (i) Bluegreen has only the subsidiaries and divisions listed on Schedule A to this Agreement; and (ii) Bluegreen has, within the last five (5) years, operated only under the tradenames identified in Schedule B to this Agreement, and, within the last five
(5) years, has not changed its name, merged with or into or consolidated with any other corporation or been the subject of any proceeding under Title 11, United States Code (Bankruptcy), except as disclosed in such Schedule C.

                  (q) Bluegreen and each Affiliate thereof is in compliance in all material respects with ERISA and no lien in favor of the Pension Benefit Guaranty Corporation on any of the Timeshare Loans shall exist.

                  (r) The name and address of the Lockbox Bank, together with the account numbers of the Lockbox Accounts at the Lockbox Bank, are specified in the Lockbox Agreement (or at such other Lockbox Bank and/or with such other Lockbox Accounts as have been notified to the Agent). All applicable Obligors will be instructed to make payment to the Lockbox Account in accordance with the Indenture.

                  (s) For clarity, it is understood that the Timeshare Loans, related Timeshare Loan Documents and other related assets will be conveyed by the Seller to the Depositor and by the Depositor to the Issuer pursuant to the Purchase Agreement and Sale Agreement, respectively, without recourse, representation on warranty except as expressly provided therein. Without limiting the foregoing, none of the Seller, the Depositor or any of their respective subsidiaries shall be responsible for payments on the Timeshare Loans, and any other credit risks associated therewith shall be borne by the Issuer and the holders of any obligations of the Issuer.

                  (t) Bluegreen and each of its Affiliates has and intends to in the future to properly disclose and account for the transactions contemplated by the Transaction Documents, as a sale of Timeshare Loans by Bluegreen under and in accordance with GAAP and the Statement of Financial Accounting Standards No. 140 (or any successor statement of the Financial Accounting Standards Board, "SFAS 140"). Bluegreen intends to have the transactions contemplated by the Transaction Documents reviewed by a third party advisor and eventually by its auditors to confirm the foregoing. Bluegreen's legal counsel has delivered a bankruptcy opinion providing the evidence of legal isolation required for SFAS
140. The transaction contemplated by the Transaction Documents is a structured financing for tax purposes.

            Section 4.2. Representations and Warranties of the Issuer. The Issuer hereby represents and warrants to the Agent and the Purchasers that as of the date hereof and the Closing Date and each Funding Date:

                  (a) It is a statutory trust validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as such properties are currently owned and such business is currently conducted and to execute, deliver and perform its obligations under this Agreement and the Transaction Documents to which it is a party.

                  (b) It has the power, authority and right to make, execute, deliver and perform this Agreement and the Transaction Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party. When executed and delivered, each of this Agreement and the Transaction Documents to which it is a party will constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms, subject, as to such enforceability, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors' rights generally from time to time in effect. The enforceability of its obligations under such agreements may also be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and no representation or warranty is made with respect to the enforceability of its obligations under any indemnification provisions in such agreements to the extent that indemnification is sought in connection with securities laws violations.

                  (c) No consent, license, approval or authorization of, or registration with, any Governmental Authority is required to be obtained in connection with the execution, delivery or performance of each of this Agreement and the Transaction Documents to which it is a party that has not been duly obtained and that is not and will not be in full force and effect on the Closing Date, except such that may be required by applicable securities laws or UCC-1 Financing Statements as have been prepared for filing.

                  (d) The execution, delivery and performance of each of this Agreement and the Transaction Documents to which it is a party do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court to which it is subject, the Trust Agreement, or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound.

                  (e) There is no litigation or administrative proceeding before any court, tribunal or governmental body pending or, to its knowledge, threatened against it, with respect to this Agreement the Transaction Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the Notes.

                  (f) No report, statement, exhibit or other written information required to be furnished by it or any of its Affiliates, agents or representatives to the Agent or any Purchaser pursuant to this Agreement or the Transaction Documents is or shall be inaccurate in any material respect, or contains or shall contain any material misstatement of fact, or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading, in each case, as of the date it is or shall be dated or (except as otherwise disclosed to the Agent or any Purchaser, as the case may be, at such time) as of the date so furnished.

                  (g) The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, and will be entitled to the benefits of the Indenture, this Agreement and the other Transaction Documents.

                  (h) Each of the Transaction Documents to which it is a party is in full force and effect and no amortization, termination or other event or circumstance has occurred thereunder or in connection therewith that could reasonably be expected to result in the termination of any such agreement or any other interruption of the ongoing performance by the parties to each such agreement of their respective obligations thereunder.

                  (i) The Issuer repeats and reaffirms to the Agent and the Purchasers each of the representations and warranties of the Issuer in the Transaction Documents to which it is a party and each other document delivered in connection therewith or herewith, and represents that such representations and warranties are true and correct in all material respects (except where such representation or warranty specifically relates to any earlier date, in which case such representation and warranty is repeated and affirmed as of such earlier date).

                  (j) Any taxes, fees and other charges of Governmental Authorities applicable to it, except for franchise or income taxes, in connection with the execution, delivery and performance by it of this Agreement and the Transaction Documents to which it is a party or otherwise applicable to it in connection with the transactions contemplated hereby or thereby have been paid or will be paid at or prior to the Closing Date to the extent then due.

            Section 4.3. Representations and Warranties of the Depositor. The Depositor hereby represents and warrants, that as of the date hereof and the Closing Date:

                  (a) It is a corporation validly existing and in good standing under the laws of the State of Delaware, with full power and authority under such laws to own its properties and conduct its business as such properties are currently owned and such business is currently conducted and to execute, deliver and perform its obligations under this Agreement and the Transaction Documents to which it is a party.

                  (b) It has the power, authority and right to make, execute, deliver and perform this Agreement and the Transaction Documents to which it is a party and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Transaction Documents to which it is a party. When executed and delivered, each of this Agreement and the Transaction Documents to which it is a party will constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms, subject, as to such enforceability, to applicable bankruptcy, reorganization, insolvency, moratorium and other laws relating to or affecting creditors' rights generally from time to time in effect. The enforceability of its obligations under such agreements may also be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and no representation or warranty is made with respect to the enforceability of its obligations under any indemnification provisions in such agreements to the extent that indemnification is sought in connection with securities laws violations.

                  (c) No consent, license, approval or authorization of, or registration with, any Governmental Authority is required to be obtained in connection with the execution, delivery or performance of each of this Agreement and the Transaction Documents to which it is a party that has not been duly obtained and that is not and will not be in full force and effect on the Closing Date, except such that may be required by applicable securities laws or UCC-1 Financing Statements as have been prepared for filing.

                  (d) The execution, delivery and performance of each of this Agreement and the Transaction Documents to which it is a party do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court to which it is subject, its charter or By-laws, or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound.

                  (e) There is no litigation or administrative proceeding before any court, tribunal or governmental body pending or, to its knowledge, threatened against it, with respect to this Agreement, the Transaction Documents to which it is a party, the transactions contemplated hereby or thereby or the issuance of the Notes.

                  (f) No report, statement, exhibit or other written information required to be furnished by it or any of its Affiliates, agents or representatives to the gent or any Purchaser pursuant to this Agreement or the Transaction Documents is or shall be inaccurate in any material respect, or contains or shall contain any material misstatement of fact, or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading, in each case, as of the date it is or shall be dated or (except as otherwise disclosed to the Agent or any Purchaser, as the case may be, at such time) as of the date so furnished.

                  (g) The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, and will be entitled to the benefits of the Indenture, this Agreement and the other Transaction Documents.

                  (h) Each of the Transaction Documents to which it is a party is in full force and effect and no default or other event or circumstance has occurred thereunder or in connection therewith that could reasonably be expected to result in the termination of any such agreement or any other interruption of the ongoing performance by the parties to each such agreement of their respective obligations thereunder.

                  (i) The Depositor repeats and reaffirms to the Agent and the Purchasers each of the representations and warranties of the Depositor in the Transaction Documents to which it is a party and each other document delivered in connection therewith or herewith, and represents that such representations and warranties are true and correct in all material respects (except where such representation or warranty specifically relates to any earlier date, in which case such representation and warranty are repeated and affirmed as of such earlier date).

                  (j) Any taxes, fees and other charges of Governmental Authorities applicable to it, except for franchise or income taxes, in connection with the execution, delivery and performance by it of this Agreement and the Transaction Documents to which it is a party or otherwise applicable to it in connection with the transactions contemplated hereby or thereby have been paid or will be paid at or prior to the Closing Date to the extent then due.

                  (k) The chief executive office of the Depositor is at the address indicated in Section 9.2 hereof.

                              SECTION V. COVENANTS

            Section 5.1. Covenants. Each of Bluegreen, the Depositor and the Issuer, each solely as to itself, covenants and agrees with the Agent and the Purchasers, through the Facility Termination Date and thereafter so long as any amount of the Notes shall remain outstanding or any monetary obligation arising hereunder shall remain unpaid, unless the Required Purchasers shall otherwise consent in writing, that:

                  (a) it shall perform in all material respects each of the respective agreements and indemnities applicable to it and comply in all material respects with each of the respective terms and provisions applicable to it under the other Transaction Documents to which it is party, which agreements and indemnities are hereby incorporated by reference into this Agreement as if set forth herein in full; it shall, to the extent any other party shall fail to perform any of its obligations in the Transaction Documents, take all reasonable action to enforce the obligations of each of the other parties to such Transaction Documents which are contained therein;

                  (b) the Issuer and the Servicer shall furnish to the Agent a copy of each opinion, certificate, report, statement, notice or other communication (other than investment instructions) relating to the Notes which is furnished by or on behalf of it to the other or to the Indenture Trustee and furnish to the Agent after receipt thereof, a copy of each notice, demand or other communication relating to the Notes, this Agreement or the Indenture received by the Issuer or the Servicer from the Indenture Trustee, the Depositor or the Seller; and (ii) such other information, documents records or reports respecting the Collateral, the Seller, the Depositor, the Issuer or the Servicer as the Agent may from time to time reasonably request;

                  (c) the Issuer shall furnish to the Agent on or before the date such reports are due under the Indenture copies of each of the reports, notices and certificates required by Section 7.2 of the Indenture;

                  (d) the Issuer shall promptly furnish to the Agent a copy, addressed to the Agent, of each opinion of counsel delivered to the Indenture Trustee pursuant to Section 7.3(d) of the Indenture;

                  (e) Bluegreen shall not permit a Servicer Event of Default under the Indenture to occur;

                  (f) Bluegreen shall continue to engage in business of the same general type as now conducted with respect to the Timeshare Loans transferred by it and preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; and comply with all Requirements of Law except where the failure to be so qualified could reasonably be expected to have a material adverse affect on Bluegreen;

                  (g) the Issuer, the Depositor, the Seller and the Servicer shall at the expense of the Seller and at any time from time to time during regular business hours, on reasonable notice to the Issuer, the Depositor, the Seller or the Servicer, as the case may be, permit the Agent, or its agents or representatives to:

                              (i)  examine  all  books,  records  and  documents
(including computer tapes and disks) in its possession or under its control; and

                              (ii)  visit  its  offices  and  property  for  the
purpose of examining such materials described in clause (i) above.

                  (h) the Issuer and the Servicer shall furnish to the Agent, promptly after the occurrence of any event which is, or upon the giving of notice, the lapse of time or both would be, an Funding Termination Event, a certificate of an appropriate officer of the Issuer or the Servicer, as the case may be, setting forth the circumstances of such event and any action taken or proposed to be taken by the Issuer or the Servicer with respect thereto;

                  (i) it shall timely make all payments, deposits or transfers and give all instructions to transfer required by this Agreement and the Indenture;

                  (j) it shall execute and deliver to the Agent or the Indenture Trustee all such documents and instruments and do all such other acts and things as may be necessary or reasonably required by the Agent or the Indenture Trustee to enable the Agent or the Indenture Trustee to exercise and enforce their respective rights under the Transaction Documents and to realize thereon, and record and file and rerecord and refile all such documents and instruments, at such time or times, in such manner and at such place or places, all as may be necessary or required by the Indenture Trustee or the Agent to validate, preserve, perfect and protect the position of the Indenture Trustee under the Indenture provided no such action shall be inconsistent with the Indenture or contrary to instructions of the Indenture Trustee;

                  (k) neither the Depositor nor the Issuer will consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, except (i) in accordance with the Indenture and (ii) with the prior written consent of the Required Purchasers;

                  (l) Bluegreen will not resign as Servicer, unless (A) the performance of its duties under the Indenture is no longer permissible pursuant to Requirements of Law and there is no reasonable action which it could take to make the performance of such duties permissible under such Requirements of Law, or (B) the Required Purchasers shall have consented thereto;

                  (m) Bluegreen shall furnish to each Purchaser and the Agent:

                              (i) (A) for so long as  Bluegreen  is a  reporting
company under the `34 Act, each report on Form 8-K, Form 10-K or Form 10-Q required to be filed with the Securities and Exchange Commission by Bluegreen and (B) if Bluegreen is no longer a reporting company under the `34 Act, (1) as soon as available and in any event within 45 days after the end of each fiscal quarter, the consolidated balance sheet of Bluegreen and its subsidiaries as of the end of such quarter and consolidated statements of income and retained earnings of Bluegreen and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of Bluegreen and (2) as soon as available and in any event within 90 days after the end of each fiscal year of Bluegreen, a copy of the consolidated financial statements of Bluegreen and its subsidiaries for such year accompanied by an audit report of a nationally recognized firm of independent certified public accountants (or such other firm of independent certified public accountants acceptable to the Agent) which report shall be unqualified as to going concern and scope of audit and shall state that such consolidated financial statements present fairly the consolidated financial position of Bluegreen and each of its subsidiaries at the dates indicated and the results of their operations and their cash flow for the periods indicated is in conformity with GAAP and that the examination had been made in accordance with GAAP;

                              (ii) A copy of each certificate,  opinion, report,
notice or other communication (other than investment instructions) furnished by or on behalf of Bluegreen or the Issuer to the Indenture Trustee under the Transaction Documents, concurrently therewith, and promptly after receipt thereof, a copy of each notice, demand or other communication received by or on behalf of Bluegreen, the Depositor or the Issuer under the Transaction Documents; and

                              (iii) Such other information  (including financial
information), documents, records or reports respecting the Notes, the Trust Estate, Bluegreen, the Depositor or the Issuer as the Agent may from time to time reasonably request.

                  (n) Bluegreen shall not make, or permit any Person within its control to make, any material amendment, modification or change to, or provide any material waiver under, the Indenture or the other Transaction Documents without the prior written consent of the Agent and in any case in compliance with Section 9.1 hereof.

                  (o) Bluegreen will comply in all material respects with the Credit Policy and the Collection Policy in regard to each Timeshare Loan.
Bluegreen shall (i) notify the Agent ten days prior to any amendment of or change in the Credit Policy or the Collection Policy and (ii) obtain the Agent's written consent prior to any such amendment or change (which consent will not be unreasonably withheld or delayed); provided, that Bluegreen may immediately implement any changes (and provide notice to the Agent subsequent thereto) as may be required under applicable law from time to time upon the reasonable determination of Bluegreen.

                  (p) At the request of the Agent, the Seller shall cause to be delivered to the Agent, within thirty (30) days following the end of each fiscal quarter of the Seller, the written report of a review conducted as of the last day of such fiscal quarter by an independent auditor acceptable to the Agent of a random sampling of Timeshare Loans that are held by the Custodian, together with all related Timeshare Loans Documents held by the Custodian;

provided, however, that the Agent, in its sole discretion, can request that such written report be conducted other than quarterly and that the Seller shall cause such written report to be delivered to the Agent no later than the later of (i) thirty days after such request by the Agent or (ii) the fifth Business Day after the completion of the related audit procedures.

                  (q) To the extent it has not previously done so, Bluegreen shall instruct all applicable Obligors to cause all Collections to be deposited directly to the Lockbox Account. Bluegreen shall hold in trust, and deposit, immediately, but in any event not later than two Business Days of its receipt thereof, to the Lockbox Account all Collections received from time to time by it from the related Obligors.

                  (r) Bluegreen shall deliver all the Timeshare Loan Files to the Custodian pursuant to the terms of the Custodial Agreement.

                  (s) Bluegreen shall notify the Agent within five Business Days of obtaining knowledge thereof, of any fraudulent activity or theft in the origination or servicing of Timeshare Loans that results or may result in a loss of at least $250,000.

                  (t) Except as otherwise provided herein, neither Bluegreen, the Depositor nor the Issuer will sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon (or the filing of any financing statement) or with respect to, any Timeshare Loan, or upon or with respect to any account which concentrates in a Lockbox Bank to which any Collections of any Timeshare Loan are sent, or assign any right to receive income in respect thereof.

                  (u) Except as otherwise permitted in the Indenture or with the prior written consent of the Agent, Bluegreen will not extend, amend or otherwise modify the terms of any Timeshare Loan, or amend, modify or waive any term or condition of any contract related thereto.

                  (v) Neither Bluegreen nor the Servicer will add or terminate any bank as a Lockbox Bank or any account as a Lockbox Account to or from those listed in Schedule III to the Sale and Servicing Agreement or make any change in its instructions to Obligors regarding payments to be made to any Lockbox Account, unless (i) such instructions are to deposit such payments to another existing Lockbox Account or (ii) the Agent shall have received written notice of such addition, termination or change at least 30 days prior thereto.

                  (w) None of the Seller, the Depositor or the Issuer will change its name, identity or structure or its chief executive office, unless at least 30 days prior to the effective date of any such change such person delivers to the Indenture Trustee and the Agent UCC financing statements to continue the perfection of the Indenture Trustee's interest in the Timeshare Loans and written authority to file the same.

                  (x) Each of the Issuer, Bluegreen and the Depositor shall properly disclose and account for the transactions contemplated by the Transaction Documents as a sale by Bluegreen of the Timeshare Loans under and in accordance with GAAP and the Statement of Financial Accounting Standards No. 140 (or any successor statement of the Financial Accounting Standards Board).

                  (y) The Depositor and the Issuer each shall, unless the Agent shall otherwise consent in writing:

                              (i)  conduct its  business  solely in its own name
through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which such persons are concerned, and shall avoid the appearance that it is conducting business on behalf of any Affiliate thereof or that its assets are available to pay the creditors of Bluegreen or any Affiliate thereof (other than as expressly provided herein).

                              (ii)  maintain  corporate  records  and  books  of
account separate from those of Bluegreen and any Affiliate (other than itself) thereof.

                              (iii) obtain proper  authorization  for all action
requiring such authorization.

                              (iv)   pay  its   own   operating   expenses   and
liabilities from its own funds and shall conduct its business from an office or designated area separate from Bluegreen or any Affiliate thereof.

                              (v)   continuously   maintain   its   resolutions,
agreements and other instruments underlying the transactions described in this Agreement as part of its official records.

                              (vi) maintain an  arm's-length  relationship  with
Bluegreen and its Affiliates (other than itself), and shall not hold itself out as being liable for the debts of Bluegreen or any of its Affiliates (other than itself).

                              (vii)  keep its assets  and  liabilities  separate
from those of all other entities other than as permitted herein.

                              (viii)  not  maintain   bank   accounts  or  other
depository accounts to which any Affiliate is an account party or from which any Affiliate has the power to make withdrawals.

                              (ix) not amend, supplement or otherwise modify its
organizational documents, except in accordance therewith and with the prior written consent of the Agent.

                              (x) not create,  incur,  assume or suffer to exist
any indebtedness on which it is obligated, except as contemplated by this Agreement and the other Transaction Documents. It shall not assume, guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person (other than the Timeshare Loans), agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital. It shall not be party to any indenture, agreement, mortgage, deed of trust or other instrument other than this Agreement and the other Transaction Documents.

                              (xi)  not  enter  into,  or  be  a  party  to  any
transaction with any of its Affiliates, except as contemplated by this Agreement and the other Transaction Documents.

                              (xii)  observe  all  procedures  required  by  its
organizational documents and preserve and maintain its existence, rights, franchises and privileges in the jurisdiction of its formation and qualify and remain qualified in good standing in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect the interests hereunder of the Purchasers or the Agent or its ability to perform its obligations hereunder.

                              (xiii)  not  form,  or  cause  to be  formed,  any
subsidiaries; or make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness (other than the Timeshare Loans), acquisition of the business or assets, or otherwise) in, any Affiliate or any other Person except as otherwise permitted herein.

                  (z) If requested by the Agent (which is expected to be no more than once during the one year period following the Closing Date), Bluegreen and the Issuer shall provide the Agent with a report, satisfactory to the Agent in its sole discretion, from an independent review company selected by the Agent, confirming the accuracy of the information in the Transaction Documents with respect to the Timeshare Loans and the ability of the Servicer to perform its obligations thereunder.

                  (aa) In the event that the then current Noteholders (at the direction of the Purchasers) and the holder of the Residual Interest Certificate were to enter into a separate and distinct transaction in which the beneficial interest in the Notes and the Residual Interest Certificate were to be collectively transferred (a "Separate Transaction"), (1) the transfer of such interests in the Notes and the Residual Interest Certificate shall be negotiated on an arms' length basis, (2) such transfer will not cause Bluegreen to consolidate the Issuer or the transferee or invalidate Bluegreen's accounting for the transfer of Timeshare Loans pursuant to the Purchase Agreement and the Sale Agreement as a sale under GAAP, and (3) Bluegreen shall not increase its investment of the Residual Interest Certificate in excess of its contribution to such Separate Transaction. Notwithstanding anything herein to the contrary, none of Bluegreen, the Depositor, the Noteholders, or the Purchasers shall be under any obligation to enter into or participate in any such Separate Transaction. If, however, such Separate Transaction does occur, all references in this Agreement and all other Transaction Documents to the Agent or the Required Purchasers shall automatically be deemed to refer to the transferee in such Separate Transaction or such transferee's designee.

              SECTION VI. INCREASED COSTS, INCREASED CAPITAL, ETC.

            Section 6.1. Increased Costs. Subject to the provisions of Section 6.4, if, due to the introduction of or any change (including any change by way of imposition or increase of reserve requirements) in or in the Interpretation of any law or regulation or the imposition of any guideline or request from any central bank or other Governmental Authority after the date hereof, there shall be an increase in the cost to an Affected Party of making, funding or maintaining any investment in the Notes or any interest therein or of agreeing to purchase or invest in the Notes or any interest therein, as the case may be (other than by reason of any Interpretation of or change in laws or regulations relating to Taxes or Excluded Taxes), the Issuer shall, upon written demand by such Affected Party (or, if such Affected Party is not a Purchaser, by the Purchaser from whom such Affected Party derives its rights) (with a copy to the Agent), direct the Indenture Trustee in writing to pay to the Agent for the benefit of such Affected Party (as a third party beneficiary, in the case of an Affected Party that is not also a Purchaser hereunder) that portion of such increased costs incurred which such Affected Party reasonably determines is attributable to making, funding or maintaining any investment in the Notes or any interest therein or agreeing to purchase or invest in the Notes or any interest therein, as the case may be. In determining such amount, such Affected Party may use any reasonable averaging and attribution methods, consistent with the averaging and attribution methods generally used by such Affected Party in determining amounts of this type. A certificate as to such increased costs incurred submitted to the Issuer and the Agent, setting forth the calculation thereof in reasonable detail, shall be prima facie evidence as to the amount of such increased costs. Any Affected Party that incurs such increased costs as described in this Section 6.1 (or, if such Affected Party is not a Purchaser, the Purchaser from whom such Affected Party derives its rights) shall use its commercially reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to take such steps as would eliminate or reduce the amount of such increased costs; provided that no such steps shall be required to be taken if, in the reasonable judgment of such Affected Party, such steps would be materially disadvantageous to such Affected Party.

            Section 6.2. Increased Capital. Subject to the provisions of Section
6.4, if the introduction of or any change in or in the Interpretation of any law or regulation or the imposition of any guideline or request from any central bank or other Governmental Authority after the date hereof, affects or would affect the amount of capital required or expected to be maintained by any Affected Party after the date hereof, and such Affected Party determines that the amount of such capital is increased as a result of (i) the existence of such Affected Party's agreement to make or maintain an investment in the Notes or any interest therein or (ii) the existence of any agreement by such Affected Party to make or maintain an investment in the Notes or any interest therein or to fund any such investment after the date hereof, then, upon written demand by such Affected Party (or, if such Affected Party is not a Purchaser, by the Purchaser from whom such Affected Party derives its rights) (with a copy to the Agent), the Issuer shall direct the Indenture Trustee in writing to pay to the Agent for the benefit of such Affected Party (as a third party beneficiary, in the case of an Affected Party that is not also a Purchaser hereunder), additional amounts, as specified by such Affected Party, sufficient to compensate such Affected Party in light of such circumstances, to the extent that such Affected Party reasonably determines such increase in capital to be allocated to the existence of such Affected Party's agreement described in clause (i) above or the commitments of such Affected Party described in clause
(ii) above. In determining such amounts, such Affected Party may use any reasonable averaging and attribution methods, consistent with the averaging and distribution methods generally used by such Affected Party in determining amounts of this type. A certificate as to such amounts submitted to the Issuer and the Agent by such Affected Party (or, if such Affected Party is not a Purchaser, by the Purchaser from whom such Affected Party derives its rights), setting forth the calculation thereof in reasonable detail, shall be prima facie evidence of the amounts so owed. Any Affected Party that is entitled to compensation for increases in capital as described in this Section 6.2 shall use its commercially reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to take such steps as would eliminate or reduce the amount of such compensation; provided that no such steps shall be required to be taken if, in the reasonable judgment of such Affected Party, such steps would be materially disadvantageous to such Affected Party.

            Section 6.3. Taxes. (a) Any and all payments and deposits required to be made hereunder or under the Indenture to or for the benefit of a Purchaser shall be made, to the extent allowed by law, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes, levies, imposts, deductions, charges or withholdings imposed on, or measured by reference to, the net income of such Purchaser, franchise taxes imposed on such Purchaser, and taxes (other than withholding taxes), levies, imposts, deductions, charges or withholdings imposed on the receipt or gross receipts of such Purchaser by any of (i) the United States or any State thereof,
(ii) the state or foreign jurisdiction under the laws of which such Purchaser is organized, with which it has a present or former connection (other than solely by reason of this Agreement), or in which it is otherwise doing business or
(iii) any political subdivision thereof (all such excluded items being referred to as "Excluded Taxes" and all such taxes, levies, imposts, deductions, charges, withholdings and liabilities other than Excluded Taxes being referred to as "Taxes"). If the Indenture Trustee, as directed by the Agent, shall be required by law to deduct any Taxes from or in respect of any sum required to be paid or deposited hereunder or under any instrument delivered hereunder to or for the benefit of a Purchaser (A) subject to Section 6.4 below, such sum shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums required to be paid or deposited under this Section 6.3) the amount received by such Purchaser, or otherwise deposited hereunder or under such instrument, shall be equal to the sum which would have been so received or deposited had no such deductions been made, (B) the Indenture Trustee, as directed by the Agent, shall make such deductions and (C) the Indenture Trustee, as directed by the Agent, shall pay the full amount of such deductions to the relevant taxation authority or other authority in accordance with applicable laws.

                  (b) Subject to the limitations set forth in subsection 6.3(d) and Section 6.4 below, the Issuer shall direct the Indenture Trustee to indemnify each Purchaser for the full amount of Taxes (including any Taxes imposed by any jurisdiction on amounts payable under this Section 6.3) paid by such Purchaser due to the modification of or any change in or in the interpretation or administration by any governmental or regulatory agency or body charged with the interpretation or administration of any law or regulation relating to Taxes after the date hereof (including penalties, interest and expenses) arising therefrom or required to be paid with respect thereto. Each Purchaser agrees to promptly notify the Agent and the Issuer of any payment of such Taxes made by it and, if practicable, any request, demand or notice received in respect thereof prior to such payment. Each Purchaser shall be entitled to payment of this indemnification within 30 days from the date such Purchaser makes written demand therefor to the Agent and the Issuer. A certificate as to the amount of such indemnification submitted to the Issuer and the Agent by such Purchaser setting forth in reasonable detail the basis for and the calculation thereof, shall be prima facie evidence of the amounts so owed.

                  (c) Within 30 days after the date of any payment of Taxes, the Issuer will furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof.

                  (d) Each Purchaser that is organized under the laws of a jurisdiction other than the United States or a state thereof hereby agrees to complete, execute and deliver to the Indenture Trustee from time to time prior to the date on which such Purchaser will be entitled to receive distributions pursuant to the Indenture or this Agreement, Internal Revenue Service W-8ECI or W-8BEN (or any successor form), as applicable, or such other forms or certificates as may be required under the laws of any applicable jurisdiction in order to permit the Indenture Trustee to make payments to, and deposit funds to or for the account of, such Purchaser hereunder and under the Indenture and this Agreement without any deduction or withholding for or on account of any tax. Each Purchaser agrees to provide, to the extent permitted by law, like additional subsequent duly executed forms on or before the date that any such form expires or becomes obsolete, or upon the occurrence of any event requiring an amendment, resubmission or change in the most recent form previously delivered by it and to provide such extensions or renewals as may be reasonably requested by the Issuer. Each Purchaser further agrees that compliance with this subsection 6.3(d) (including by reason of Section 8.1 in the case of any assignment, sale or other transfer of any interest in the Notes) is a condition to the payment of any amount otherwise due pursuant to subsections 6.3(a) and
(b) hereof.

                  (e) Each Purchaser, as of the date hereof, and each other Purchaser, as of the date such Person becomes a Purchaser entitled to receive distributions pursuant to this Agreement, the Purchase Agreement or the Indenture, hereby represents and warrants to the Issuer that it is not subject to gross-up or indemnity of Taxes under subsection 6.3(a) or (b) from or in any respect of any sum required to be paid or deposited under this Agreement, the Indenture or under any instrument delivered pursuant to any of them to or for the benefit of any Purchaser; provided, that this clause (e) shall not apply to any Liquidity Institution deemed to be a Purchaser pursuant to the Liquidity Agreement.

                  (f) Any Purchaser entitled to the payment of any additional amount pursuant to this Section 6.3 shall use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to take such steps as would eliminate or reduce the amount of such payment; provided that no such steps shall be required to be taken if, in the reasonable judgment of such Purchaser, such steps would be materially disadvantageous to such Purchaser.

            Section 6.4. Nonrecourse Obligations; Limited Recourse. Notwithstanding any provision in any other Section of this Agreement or the Transaction Documents to the contrary, the obligation of the Issuer to pay any amounts payable to the Purchasers or the Agent pursuant to this Agreement shall be without recourse to Bluegreen, the Indenture Trustee or any Affiliate, officer or director of any of them and the obligation to pay any amounts hereunder shall be limited solely to the application of the Trust Estate, to the extent that such amounts are available for distribution.

            Section 6.5. Breakage. Subject to Section 6.4 hereof, if for any reason (other than a default by the Structured Purchaser in failing to advance proceeds of commercial paper actually raised for such Borrowing) a Borrowing does not take place on the Funding Date specified in a Borrowing Notice (a "Defaulted Borrowing Date"), the Issuer shall direct the Indenture Trustee in writing to pay the Agent for the benefit of the Structured Purchaser, an amount equal to the sum of (a) all interest (at the applicable CP Rate) that would have accrued had the Borrowing occurred hereunder on, through and including the later to occur of (i) the day on which the aggregate principal component of Allocated Commercial Paper of such Structured Purchaser will mature on or after the Defaulted Borrowing Date or
(ii) the day on which the latest maturing Structured Hedge Agreement entered into by the Structured Purchaser and relating to the Allocated Commercial Paper described in clause (i) of this paragraph matures (such later date, the "Funding Maturity Date"), plus (b) any amounts required to be paid to unwind any relevant Structured Hedge Agreements; provided, that such Structured Purchaser shall, on the applicable Funding Maturity Date, make a payment to the Issuer in an amount equal to the income (less the reasonable costs and expenses of obtaining such income), if any, actually received by such Structured Purchaser from investing the aggregate component of Allocated Commercial Paper for the period from the Defaulted Borrowing Date until such Funding Maturity Date.

                             SECTION VII. THE AGENT

            Section 7.1. Appointment. Each Purchaser hereby irrevocably designates and appoints the Agent as the agent of such Purchaser under this Agreement, and each such Purchaser irrevocably authorizes the Agent, as the agent for such Purchaser, to take such action on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties thereunder as are expressly delegated to the Agent by the terms of the Transaction Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Agent.

            Section 7.2. Delegation of Duties. The Agent may execute any of its duties under any of the Transaction Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with due care.

            Section 7.3. Exculpatory Provisions. Neither the Agent nor its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(a) liable to any of the Purchasers for any action lawfully taken or omitted to be taken by it or such Person under or in connection with any of the other Transaction Documents (except for its or such Person's own gross negligence or willful misconduct) or (b) responsible in any manner to any of the Purchasers for any recitals, statements, representations or warranties made by the Seller, the Depositor, the Issuer, the Servicer or the Indenture Trustee or any officer thereof contained in any of the other Transaction Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, any of the other Transaction Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any of the other Transaction Documents or for any failure of the Seller, the Depositor, the Issuer, the Servicer or the Indenture Trustee to perform its obligations thereunder. The Agent shall not be under any obligation to any Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, any of the other Transaction Documents, or to inspect the properties, books or records of the Seller, the Depositor, the Issuer, the Servicer, or the Indenture Trustee.

            Section 7.4. Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, written statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Agent), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under any of the Transaction Documents unless it shall first receive such advice or concurrence of the Required Purchasers as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under any of the Transaction Documents in accordance with a request of the Required Purchasers and such request and any action taken or failure to act pursuant thereto shall be binding upon all present and future Purchasers.

            Section 7.5. Notices. The Agent shall not be deemed to have knowledge or notice of the occurrence of any breach of this Agreement or the occurrence of any event which is, or upon the giving of notice, the lapse of time or both would be, a Funding Termination Event unless the Agent has received written notice from the Issuer, the Depositor, the Seller, the Servicer, the Indenture Trustee or any Purchaser referring to this Agreement, describing such event. In the event that the Agent receives such a notice, the Agent promptly shall give notice thereof to the Purchasers. The Agent shall take such action with respect to such event as shall be reasonably directed by the Required Purchasers; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such event as it shall deem advisable in the best interests of the Purchasers.

            Section  7.6.  Non-Reliance  on Agent  and  Other  Purchasers.  Each
Purchaser expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Seller, the Depositor, the Issuer, the Servicer or the Indenture Trustee shall be deemed to constitute any representation or warranty by the Agent to any Purchaser. Each Purchaser represents to the Agent that it has, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Indenture Trustee, the Seller, the Depositor, the Issuer and the Servicer and made its own decision to purchase its interest in the Notes hereunder and enter into this Agreement. Each Purchaser also represents that it will, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under any of the Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Indenture Trustee, the Seller, the Depositor, the Issuer and the Servicer.
Except, in the case of the Agent, for notices, reports and other documents received by the Agent under Section 5 hereof, the Agent shall not have any duty or responsibility to provide any Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Indenture Trustee, the Seller, the Depositor, the Issuer or the Servicer which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

            Section 7.7. Indemnification. The Purchasers (other than the Structured Purchaser) agree to indemnify the Agent in its capacity as such (without limiting the obligation (if any) of the Seller, the Depositor, the Issuer or the Servicer to reimburse the Agent for any such amounts), ratably according to their respective percentage interests in the Notes from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the obligations under this Agreement, including the Outstanding Note Balance of the Notes) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of the Agent resulting from the Agent's own gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the obligations under this Agreement, including the principal of the Notes.

            Section 7.8. Agent in Its Individual Capacities. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Indenture Trustee, the Seller, the Servicer, the Owner Trustee, the Depositor and the Issuer as though the Agent was not the agent hereunder. Each Purchaser acknowledges that Branch Banking and Trust company may act as agent for Liquidity Institutions relating to this Agreement and in various other capacities relating to the business of any Liquidity Institution and/or the Structured Purchaser. Branch Banking and Trust Company, in its capacity as the Agent shall not, by virtue of its acting in any such other capacities, be deemed to have duties or responsibilities hereunder or be held to a standard of care in connection with the performance of its duties as the Agent other than as expressly provided in this Agreement. Branch Banking and Trust Company may act as the Agent without regard to and without additional duties or liabilities arising from its role as such administrator or agent or arising from its acting in any such other capacity.

            Section 7.9. Successor Agent. The Agent may resign as Agent upon 30 days' notice to the Purchasers, the Indenture Trustee, the Issuer, the Depositor, the Seller and the Servicer with such resignation becoming effective upon a successor agent succeeding to the rights, powers and duties of the Agent pursuant to this subsection 7.9. If the Agent shall resign as Agent under this Agreement, then the Required Purchasers (which must include the Structured Purchaser for purposes of this Section 7.9) shall appoint a successor agent for the Purchasers. The successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the retiring Agent's resignation as Agent, the provisions of this Section 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. Unless waived by the Required Purchasers, the Agent shall be required to have a combined capital and surplus of at least $100,000,000.

            Section 7.10. Communications. The Agent shall promptly forward to the Purchasers, copies of all communications received by it under Section 5.1(c), (d), (h), (m) hereof and Article 5.5 of the Indenture. Upon reasonable notice, the Agent shall also make available or provide copies to the Purchasers of all other relevant communications, documents or information obtained or prepared by the Agent in connection with the Transaction Documents.

            Section 7.11. Control by Purchasers. The Required Purchasers shall have the right to direct the time, method and place of conducting any action, non-action, the granting or withholding of consent, proceeding for any remedy available to the Agent, the Indenture Trustee or the Noteholder under any of the Transaction Documents. Notwithstanding the foregoing, (i) no such direction shall be in conflict with any rule of law or with this Agreement; (ii) the Agent shall not be required to follow any such direction which the Agent reasonably believes might result in any personal liability on the part of the Agent for which the Agent is not adequately indemnified; and (iii) the Agent may take any other action deemed proper by the Agent which is not inconsistent with any such direction; provided that the Agent shall give notice of any such action to the Purchasers. The Agent may cast any vote or give any direction under the Indenture on behalf of the Purchasers if it has been directed to do so by the Required Purchasers or each affected Purchaser or all Purchasers where the consent of each affected Purchaser or each affected Noteholder or all Purchasers or all Noteholders is required by the terms of the Transaction Dcouments. The Agent agrees that it shall not effect any material action under this Agreement, the Indenture or any other Transaction Documents without the direction of the Required Purchasers.

                    SECTION VIII. SECURITIES LAWS; TRANSFERS

            Section 8.1. Transfers of Notes. (a) Each of the Agent and the Purchasers agrees that any interest in the Notes purchased or otherwise acquired by it will be acquired for investment only and not with a view to any distribution thereof, and that it will not offer to sell or otherwise dispose of any Note acquired by it (or any interest therein) in violation of any of the registration requirements of the Securities Act or the registration or qualification requirements of any applicable state or other securities laws. Each of the Agent and the Purchasers acknowledges that it has no right to require the Issuer to register, under the Securities Act or any other securities law, the Notes (or any interest therein) acquired by it pursuant to this Agreement, any Joinder Supplement or any Transfer Supplement. Each of the Agent and the Purchasers hereby confirms and agrees that in connection with any transfer or syndication by it of an interest in the Notes, it has not engaged and will not engage in a general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (b) Each Purchaser which executes a Joinder Agreement agrees that it will comply with all transfer restrictions specified in the Indenture and will execute and deliver to the Issuer, the Seller, the Servicer, the Depositor, the Indenture Trustee and the Agent on or before the effective date of its Joinder Agreement a letter in the form attached hereto as Exhibit

A (an "Investment Letter") with respect to the purchase by such Purchaser of an interest in the Notes. Each initial purchaser of a Note or any interest therein and any Assignee thereof or Participant therein shall certify to the Issuer, the Seller, the Servicer, the Depositor, the Indenture Trustee and the Agent that it is either (A)(i) a citizen or resident of the United States, (ii) a corporation or partnership (or any other entity treated as a corporation or a partnership for federal income tax purposes) organized in or under the laws of the United States or any political subdivision thereof which, if such entity is a tax-exempt entity, recognizes that payments with respect to the Notes may constitute unrelated business taxable income or (iii) a person not described in
(i) or (ii) whose income from the Notes is and will be effectively connected with the conduct of a trade or business within the United States (within the meaning of the Code) and whose ownership of any interest in a Note will not result in any withholding obligation with respect to any payments with respect to the Notes by any Person and who will furnish to the Agent, the Seller, the Servicer and the Indenture Trustee, and to the Owner making the Transfer a properly executed U.S. Internal Revenue Service Form W-8ECI or W-8BEN (or any successor form) (and to agree (to the extent legally able) to provide a new Form W-8ECI or W-8BEN (or any successor form) upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws), (B) an estate the income of which is includible in gross income for United States federal income tax purposes or (C) a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

                  (c) Any sale, transfer, assignment, participation, pledge, hypothecation or other disposition (a "Transfer") of a Note or any interest therein may be made only in accordance with this Section 8.1. Any Transfer of a Note, an interest in a Note, or any Commitment Percentage shall be in respect of at least $1,000,000 of the outstanding principal under the Notes. Any Transfer of an interest in a Note otherwise permitted by this Section 8.1 will be permitted only if it consists of a pro rata percentage interest in all payments made with respect to the Purchaser's beneficial interest in such Note. No Note or any interest therein may be Transferred by Assignment or Participation (each as defined below) to any Person (each, a "Transferee") unless such transfer complies with the transfer restrictions specified in the Indenture and prior to the transfer the Transferee shall have executed and delivered to the Agent and the Issuer an Investment Letter.

                  (d) Each of the Issuer, the Depositor, the Seller and the Servicer authorizes each Purchaser to disclose to any Transferee and any prospective Transferee any and all financial information in the Purchaser's possession concerning the Seller, the Servicer, the Depositor and the Issuer which has been delivered to the Agent or such Purchaser pursuant to the Transaction Documents (including information obtained pursuant to rights of inspection granted hereunder) or which has been delivered to such Purchaser by or on behalf of the Seller, the Issuer, the Depositor or the Servicer in connection with such Purchaser's credit evaluation of the Seller, the Issuer, the Depositor or the Servicer prior to becoming a party to, or purchasing an interest in this Agreement or the Notes, provided that each such Transferee, prospective Transferee agrees in writing to maintain the confidentiality of such information pursuant to the following paragraph.

                  (e) The Agent and each Purchaser, severally and with respect to itself only, covenants and agrees that any information obtained by the Agent or such Purchaser pursuant to, or otherwise in connection with, this Agreement or the other Transaction Documents shall be held in confidence (it being understood that documents provided to the Agent hereunder may in all cases be distributed by the Agent to the Purchasers) except that the Agent or such Purchaser may disclose such information (i) to its officers, directors, members, employees, agents, counsel, accountants, auditors, advisors or representatives who have an obligation to maintain the confidentiality of such information, (ii) to the extent such information has become available to the public other than as a result of a disclosure by or through the Agent or such Purchaser, (iii) to the extent such information was available to the Agent or such Purchaser on a nonconfidential basis prior to its disclosure to the Agent or such Purchaser in connection with this transaction, (iv) with the consent of the Servicer, (v) to the extent permitted by the preceding paragraph, (vi) to the extent the Agent or such Purchaser should be (A) required in connection with any legal or regulatory proceeding or (B) requested by any Governmental Authority to disclose such information; provided, that, in the case of clause (vi), the Agent or such Purchaser, as the case may be, will (unless otherwise prohibited by law or in connection with regular regulatory reviews) notify the Issuer of its intention to make any such disclosure as early as practicable prior to making such disclosure and cooperate with the Servicer in connection with any action to obtain a protective order with respect to such disclosure; or (vii) in the case of the Structured Purchaser, to any rating agency rating or proposing to rate any commercial paper issued by the Structured Purchaser or a Liquidity Institution.

                  (f) Each Purchaser may, in accordance with applicable law (which includes applicable securities laws), at any time grant participations in all or part of its Commitment or its interest in the Notes, including the payments due to it under this Agreement and the Indenture (each, a "Participation"), to any Person (each, a "Participant"); provided, however, that no Participation shall be granted to any Person unless and until the Agent shall have consented thereto (which consent shall not be unreasonably withheld) and the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied and that such Participation consists of a pro rata percentage interest in all payments made with respect to such Purchaser's beneficial interest (if any) in the Notes. In connection with any such Participation, the Agent shall maintain a register of each Participant and the amount of each Participation. Each Purchaser hereby acknowledges and agrees that (i) any such Participation will not alter or affect such Purchaser's direct obligations hereunder, and (ii) none of the Indenture Trustee, the Issuer, the Depositor, the Seller nor the Servicer shall have any obligation to have any communication or relationship with any Participant. No Participant shall be entitled to transfer all or any portion of its Participation, without the prior written consent of the Agent. Each Participant shall be entitled to receive indemnification pursuant to Section 2.4 as if such Participant were a Purchaser and such Section applied to its Participation. Each Purchaser shall give the Agent notice of the consummation of any sale by it of a Participation, and the Agent (upon receipt of notice from the related Purchaser) shall promptly notify the Issuer, the Servicer and the Indenture Trustee. No Participant shall have the right to approve any amendment or waiver of the terms of this Agreement except with respect to those matters set forth in clauses (i) and (ii) of the proviso to Section 9.1.

                  (g) Each Purchaser may, with the consent of the Agent and the Servicer (which shall not unreasonably be withheld) and in accordance with applicable law

(which  includes   applicable   securities  laws),  sell  or  assign  (each,  an
"Assignment"), to any Person (each, an "Assignee") all or any part of its Commitment or its interest in the Notes and its rights and obligations under this Agreement and the Indenture pursuant to an agreement substantially in the form attached hereto as Exhibit C hereto (a "Transfer Supplement"), executed by such Assignee and the Purchaser and delivered to the Agent and the Servicer for their acceptance and consent; provided, however, that no such assignment or sale shall be effective unless and until the conditions to Transfer specified in this Agreement, including in subsection 8.1(c) hereof, shall have been satisfied; and provided further, however, that neither the consent of the Servicer nor the Agent shall be required in the case of an assignment by any existing Purchaser to another existing Purchaser (or, in the case of the Structured Purchaser, to any Eligible Lender), or in the case of any assignment to any Affiliates of the Agent. From and after the effective date determined pursuant to such Transfer Supplement, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Transfer Supplement, have the rights and obligations of a Purchaser hereunder as set forth therein and (y) the transferor Purchaser shall, to the extent provided in such Transfer Supplement, be released from its Commitment and other obligations under this Agreement; provided, however, that after giving effect to each such Assignment, the obligations released by any such Purchaser shall have been assumed by an Assignee or Assignees. Such Transfer Supplement shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Assignee and the resulting adjustment of Percentage Interests, Commitment Percentages arising from the Assignment. Upon its receipt and acceptance of a duly executed Transfer Supplement, the Agent shall on the effective date determined pursuant thereto give notice of such acceptance to the Issuer, the Servicer and the Indenture Trustee and the Servicer will provide notice thereof to the Rating Agency (if required).

            Upon instruction to register a transfer of a Purchaser's beneficial interest in the Notes (or portion thereof) and surrender for registration of transfer such Purchaser's Note(s) (if applicable) and delivery to the Issuer and the Indenture Trustee of an Investment Letter, executed by the registered owner (and the beneficial owner if it is a Person other than the registered owner), and receipt by the Indenture Trustee of a copy of the duly executed related Transfer Supplement and such other documents as may be required under this Agreement, such beneficial interest in the Notes (or portion thereof) shall be transferred in the records of the Indenture Trustee and the Agent and, if requested by the Assignee, new Notes shall be issued to the Assignee and, if applicable, the transferor Purchaser in amounts reflecting such Transfer as provided in the Indenture. Such Transfers of Notes (and interests therein) shall be subject to this Section 8.1 in lieu of any regulations which may be prescribed under Section 6.3 of the Indenture. Successive registrations of Transfers as aforesaid may be made from time to time as desired, and each such registration of a transfer to a new registered owner shall be noted on the Note Register.

                  (h) Each Purchaser may pledge its interest in the Notes to any Federal Reserve Bank as collateral in accordance with applicable law.

                  (i) Any Purchaser shall have the option to change its Investing Office.

                  (j) Each Affected Party shall be entitled to receive indemnification pursuant to Section 2.4 hereof as though it were a Purchaser and such Section applied to its interest in or commitment to acquire an interest in the Notes.

                  (k)  Notwithstanding  anything  herein  to the  contrary,  the
Structured Purchaser shall be permitted to assign or transfer all of its Notes or interests therein and its rights and obligations under this Agreement to a Liquidity Institution (including a Requested Investment (as defined in the Liquidity Agreement)) in accordance with the Liquidity Agreement without the consent of any Person and the requirements (including the documentary requirements) of paragraph (b), (c), the proviso to paragraph (d) and paragraph
(g) shall not apply to any such transfer. Any Liquidity Institution shall automatically become a Purchaser hereunder to the extent of such interest and the Issuer and the Agent shall take all steps to reflect and register in the Purchaser Register such transfer to such Liquidity Institution.

            Section 8.2. Register of Purchasers. The Agent shall maintain a register (the "Purchaser Register") for the registration, transfer and exchange of interests in the Notes. The names and addresses of all Purchasers and the names and addresses of the transferees of any interests in Notes shall be registered in the Purchaser Register.

                           SECTION IX. MISCELLANEOUS

            Section 9.1. Amendments and Waivers. This Agreement may not be amended, supplemented or modified nor may any provision hereof be waived except in accordance with the provisions of this Section 9.1. With the written consent of the Required Purchasers, the Agent, the Seller, the Servicer, the Depositor and the Issuer may, from time to time, enter into written amendments, supplements, waivers or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of any party hereto or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement; provided, however, that no such amendment, supplement, waiver or modification shall (i) reduce the amount of or extend the maturity of any Note or reduce the rate or extend the time of payment of interest thereon, or reduce or alter the timing of any other amount payable to any Purchaser hereunder or under the Indenture, in each case without the consent of the Purchasers affected thereby, (ii) amend, modify or waive any provision of this Section 9.1, or reduce the percentage specified in the definition of the Required Purchasers, in each case without the written consent of all Purchasers, (iii) amend, modify or waive any provision of Section 7 of this Agreement without the written consent of the Agent, (iv) increase the obligations or decrease the rights of the Structured Purchaser without its consent, (v) modify the provisions concerning the assignment or transfer of the Notes or any interest or participation in the Notes without the Structured Purchaser's consent, or (vi) modify the provisions of Section 9.17 or 9.18 concerning Limited Recourse and No Petition in favor of the Structured Purchaser without its consent. Any waiver of any provision of this Agreement shall be limited to the provisions specifically set forth therein for the period of time set forth therein and shall not be construed to be a waiver of any other provision of this Agreement.

            Section 9.2. Notices. (a) All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail or telecopy notice, when received, addressed as follows or, with respect to a Purchaser, as set forth in its respective Joinder Supplement or Transfer Supplement, or to such other address as may be hereafter notified by the respective parties hereto:

      The Issuer:                  BXG RECEIVABLES NOTE TRUST 2004-C
                                   c/o Wilmington Trust Company
                                   Rodney Square North
                                   1100 N. Market Street
                                   Wilmington, DE 19890-0001

                                   Attention: Corporate Trust Administration/
                                   BXG RECEIVABLES NOTE TRUST 2004-C
                                   Telecopier No.: (302) 651-8882

      Bluegreen:                   BLUEGREEN CORPORATION
                                   4960 Conference Way North, Suite 100
                                   Boca Raton, Florida 33431
                                   Attention: John F. Chiste
                                   Telecopy: (561) 912-8123

      The Depositor:               BLUEGREEN RECEIVABLES FINANCE CORPORATION IX
                                   4950 Communication Avenue, Suite 900
                                   Boca Raton, Florida 33431
                                   Attention: John F. Chiste
                                   Telecopy: (561) 912-8123

      The Indenture Trustee:       U.S. BANK NATIONAL ASSOCIATION
                                   180 East Fifth Street
                                   St. Paul, MN  55101
                                   Phone: (651) 244-0011
                                   Fax: (651) 244-0089
                                   tamara.schultz-fugh@usbank.com
                                   Attention: BXG RECEIVABLES NOTE TRUST 2004-C

      The Agent:                   Branch Banking and Trust Company
                                   805 Third Avenue, 30th Floor
                                   New York, New York 10022
                                   Attention: Paul Richardson
                                   Fax No.: (212) 759-9133

                                   and

                                   Branch Banking and Trust Company
                                   200 West Second Street, 16th Floor

                                   Winston-Salem, North Carolina 27101
                                   Attention: Alan Staggers
                                   Fax No.: (336) 733-2740

                  (b) Unless otherwise directed by the Agent, all payments to it shall be made by federal wire (ABA #053101121), to account number 499-0023056, account name: [NAME], reference: Bluegreen, with fax notice (including federal wire number) to Beth Cook of Branch Banking and Trust Company; Fax: (336) 733-2740 and Phone: (336) 733-2726.

            Section 9.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Purchaser, any right, remedy, power or privilege under any of the Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under any of the Transaction Documents preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided in the Transaction Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

            Section 9.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Seller, the Servicer, the Depositor, the Issuer, the Agent, the Purchasers, any Assignee, any Participant, any Indemnitee and their respective successors and assigns, except that the Seller, the Servicer, the Depositor and the Issuer may not assign or transfer any of their respective rights or obligations under this Agreement except as provided herein and in the Indenture, without the prior written consent of the Required Purchasers and the Purchasers, Agent, Assignees and Participants may not assign or transfer any of their respective rights or obligations except as provided herein.

            Section 9.5. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            Section 9.6. Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

            Section 9.7. Integration. This Agreement and the Fee Letter represent the agreement of the Agent, the Seller, the Depositor, the Issuer, the Servicer and the Purchasers with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Purchasers or the Agent relative to subject matter hereof not expressly set forth or referred to herein or therein.

            Section 9.8. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,

THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

            Section 9.9. Termination. This Agreement shall remain in full force and effect until the payment in full of the principal of and interest on the Notes and all other amounts payable to the Purchasers or the Agent hereunder and the termination of all Commitments; provided, however, that the provisions of Sections 2.3, 2.4, 6.1, 6.2, 7.7, 9.11, 9.13, 9.14, 9.17 and 9.18 shall survive termination of this Agreement, the transfer by a Purchaser of any Note or any interest therein and any amounts payable to the Agent, Purchasers or any Affected Party thereunder shall remain payable thereto.

            Section 9.10. Limited Recourse; No Proceedings. The obligations of the Issuer and the Depositor under this Agreement are solely the obligations of the Issuer and the Depositor, as applicable. No recourse shall be had for the payment of any fee or other obligation or claim arising out of or relating to this Agreement or any other agreement, instrument, document or certificate executed and delivered or issued by the Issuer and the Depositor, or any officer of any of them in connection therewith, against any partner, member, stockholder, employee, officer, director or incorporator of the Issuer and the Depositor. With respect to obligations of the Issuer, neither the Agent nor any Purchaser shall look to any property or assets of the Issuer, other than to the Trust Estate. Each Purchaser and the Agent hereby agrees that to the extent such funds are insufficient or unavailable to pay any amounts owing to it by the Issuer pursuant to this Agreement, prior to the commencement of a bankruptcy or insolvency proceeding by or against the Issuer, it shall not constitute a claim against the Issuer. Each of the Issuer, the Depositor, the Seller, the Servicer, the Agent and each Purchaser agrees that it shall not institute or join against the Depositor or the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or similar proceeding under any federal or state bankruptcy law, for one year and a day after the termination of the Indenture. Nothing in this paragraph shall limit or otherwise affect the liability of the Servicer and the Seller with respect to any amounts owing by the Servicer or the Seller, respectively, hereunder or the right of the Agent or any Purchaser to enforce such liability against the Servicer or the Seller, respectively, or any of its respective assets. For clarity, it is understood that the Timeshare Loans, related Timeshare Loan Documents and other assets will be conveyed by the Seller to the Depositor and by the Depositor to the Issuer pursuant to the terms of the Purchase Agreement and Sale Agreement, respectively, without recourse, representation on warranty except as expressly provided therein. Without limiting the foregoing, none of the Seller, the Depositor or any of their respective subsidiaries shall be responsible for payments on the Timeshare Loans, and any other credit risks associated therewith shall be borne by the Issuer and the holders of any obligations of the Issuer.

            Section 9.11. Survival of Representations and Warranties. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the purchase of the Notes hereunder and the termination of this Agreement.

            Section 9.12. Submission to Jurisdiction; Waivers. EACH OF THE SELLER, THE ISSUER, THE DEPOSITOR, THE SERVICER, THE AGENT AND EACH PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

            (1) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN MANHATTAN AND THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

            (2) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

            (3) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN SECTION 9.2 OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO; AND

            (4) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

            Section 9.13. WAIVERS OF JURY TRIAL. EACH OF THE SELLER, THE SERVICER, THE ISSUER, THE DEPOSITOR, THE AGENT AND THE PURCHASERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR INSTRUMENT RELATED HERETO AND FOR ANY COUNTERCLAIM THEREIN.

            Section 9.14. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein or in any other Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement,
(b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer and the

Trust Estate, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other Transaction Documents.

            Section 9.15. [RESERVED].

            Section 9.16. Hedging Requirements. On each Funding Date, the Issuer shall enter into a Hedge Agreement with a Qualified Hedge Counterparty and upon execution thereof shall pledge all of the Issuer's right, title and interest under such Hedge Agreement to the Indenture Trustee for the benefit of the Agent as Noteholder and the Purchasers pursuant to Section 2.3 hereof and the Indenture. Each Hedge Agreement must be in form and substance satisfactory to the Agent, the notional amounts shall be based on the Required Hedge Amount for such Funding Date and the expected future Loan Balances of the Timeshare Loans being acquired by the Issuer on such Funding Date. At the time of its acquisition, each Hedge Agreement must pertain to Issuer beneficial interests
(other than another derivative financial instrument) issued to or sold to parties other than Bluegreen, its Affiliates or its agent, as described in paragraphs 35(c)(2), 39 and 40 of Statement of Financial Accounting Standards No. 140.

            Notwithstanding the foregoing, the Agent shall review the Interest Rate Cap Agreements currently pledged to Bluegreen Receivables Finance Corporation V (the "Existing Hedge Agreements") with a view to allowing the Issuer to utilize such Existing Hedge Agreements via novation to the extent commercially feasible to comply with the requirements of this Section 9.16. Any decision to use the Existing Hedge Agreements shall be at the Agent's reasonable discretion.

            Section 9.17. No Bankruptcy Petition Against the Structured Purchaser. Each of the parties to this Agreement hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding indebtedness for borrowed money of the Structured Purchaser, it will not institute against, or join any other Person in instituting against, the Structured Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the Laws of the United States or any state of the United States. The agreements set forth in this Section 9.17 and the parties' respective obligations under this Section
9.17 shall survive the termination of this Agreement.

            Section 9.18. Limited Recourse Against the Structured Purchaser. Each party to this Agreement hereby acknowledges and agrees that all transactions with the Structured Purchaser hereunder or in connection herewith shall be without recourse of any kind to the Structured Purchaser. Each party hereto agrees that no liability or obligation of the Structured Purchaser hereunder for fees, expenses or indemnities shall constitute a claim (as defined in Section 101 of Title 11 of the United States Bankruptcy Code) against the Structured Purchaser unless the Structured Purchaser has received sufficient amounts pursuant to this Agreement to pay such amounts, and such amounts are not necessary to pay outstanding commercial paper issued by the Structured Purchaser. No recourse shall be had for any amount owing hereunder or any other obligation of, or claim against the Structured Purchaser arising out of or based upon this Agreement or any agreement or document entered into in connection herewith or therewith against any equity holder, member, employee, officer, agent, or manager of the Structured Purchaser or any equity holder, member, employee, officer, director, or affiliate thereof. The agreements set forth in this Section 9.18 and the parties' respective obligations under this Section 9.18 shall survive the termination of this Agreement.

            IN WITNESS WHEREOF, the parties hereto have caused this Note Funding Agreement to be duly executed by their respective officers as of the day and year first above written.

                                            BXG RECEIVABLES NOTE TRUST 2004-C


                                            By: Wilmington Trust Company,
                                            not in its individual capacity,
                                            but solely as Owner Trustee

                                            By:_________________________________
                                            Name:
                                            Title:


                                            BLUEGREEN CORPORATION,
                                            as Seller and Servicer

                                            By:_________________________________
                                            Name:
                                            Title:


                                            BLUEGREEN RECEIVABLES FINANCE
                                            CORPORATION IX, as Depositor

                                            By:_________________________________
                                            Name:
                                            Title:


                                            BRANCH BANKING AND TRUST COMPANY,
                                            as Agent

                                            By:_________________________________
                                            Name:
                                            Title:

                                                                       EXHIBIT A

                            FORM OF INVESTMENT LETTER
                                     [Date]

BXG RECEIVABLES NOTE TRUST 2004-C
c/o___________, as Owner Trustee

__________________________________
Attention:
Bluegreen Corporation

Bluegreen Receivables Finance Corporation IX

Re    BXG RECEIVABLES NOTE TRUST 2004-C
      Timeshare Loan-Backed VFN Notes, Series 2004-C

Ladies and Gentlemen:

            This letter (the "Investment Letter") is delivered by the undersigned (the "Purchaser") pursuant to subsection 8.1(a) of the Note Funding Agreement dated as of December 1, 2004 (as in effect, the "Note Funding Agreement"), among BXG RECEIVABLES NOTE TRUST 2004-C, as Issuer, BLUEGREEN CORPORATION, as Seller and Servicer, BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, as Depositor, the Purchasers parties thereto and Branch Banking and Trust Company, as Agent. Capitalized terms used herein without definition shall have the meanings set forth in the Note Funding Agreement. The Purchaser represents to and agrees with the Issuer as follows:

            (a) The Purchaser is authorized [to enter into the Note Funding Agreement and to perform its obligations thereunder and to consummate the transactions contemplated thereby] [to purchase a participation or other interest in obligations under the Note Funding Agreement].

            (b) The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes and is able to bear the economic risk of such investment. The Purchaser has been afforded the opportunity to ask such questions as it deems necessary to make an investment decision, and has received all information it has requested in connection with making such investment decision. The Purchaser has, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Issuer, the Depositor, the Seller and the Servicer and made its own decision to purchase its interest in the Notes, and will, independently and without reliance upon the Agent or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis, appraisals and decisions in taking or not taking action under the Note Funding Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Issuer, the Seller, the Depositor and the Servicer.

            (c) The Purchaser is an "accredited investor ,"as defined in Rule 501, promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") and (except as otherwise agreed to by the Issuer in its sole discretion) is a "qualified institutional buyer" (within the meaning of Rule 144A thereunder) and is acquiring the Notes (or an interest in the Notes) for its own account for investment purposes. The Purchaser understands that the offering and sale of the Notes (or any interest in therein) has not been and will not be registered under the Securities Act and has not and will not be registered or qualified under any applicable "Blue Sky" law, and that the offering and sale of the Note (or any interest in therein) has not been reviewed by, passed on or submitted to any federal or state agency or commission, securities exchange or other regulatory body.

            (d) The Purchaser is "a qualified purchaser" (as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act")), a company each of whose beneficial owners is a qualified purchaser, a "knowledgeable employee" with respect to the Issuer (within the meaning of Rule 3c-5 and the Investment Company Act) or a company owned exclusively by knowledgeable employees.

            (e) The Purchaser is not an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each such plan, an "Employee Plan"), an entity whose underlying assets include the assets of any Employee Plan, or a governmental plan that is subject to any federal, state or local law which is substantially similar to the provisions of
Section 406 of ERISA or Section 4975 of the Code or the Purchaser's purchase, holding and disposition of the Notes does not result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental plan, any substantially similar federal, state or local law) for which an exemption is not available.

            (f) The Purchaser is acquiring an interest in Notes without a view to any distribution, resale or other transfer thereof except, with respect to any Purchaser Interest or any interest or participation therein, as contemplated in the following sentence. The Purchaser will not resell or otherwise transfer any interest or participation in the Purchaser Interest, except in accordance with Section 8.1 of the Note Funding Agreement and in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities or "blue sky" laws. In connection therewith, the Purchaser hereby agrees that it will not resell or otherwise transfer the Notes or any interest therein unless the purchaser thereof provides to the addressee hereof a letter substantially in the form hereof (other than as permitted under the Note Funding Agreement).

            (g) This Investment Letter has been duly executed and delivered and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles affecting the enforcement of creditors' rights generally and general principles of equity.

            (h) The Purchaser expressly agrees to be bound by the terms of the Note Funding Agreement, including but not limited to the confidentiality provision and the restrictions on transfer set forth in Article VIII thereof.

                                                 Very truly yours,
                                                 [NAME OF PURCHASER]


                                                 By_____________________________
                                                   Name:
                                                   Title:

                                                                       EXHIBIT B

                           FORM OF JOINDER SUPPLEMENT

            JOINDER  SUPPLEMENT,  dated as of the  date  set  forth in Item 1 of
Schedule I hereto, among BXG RECEIVABLES NOTE TRUST 2004-C (the "Issuer"), BLUEGREEN CORPORATION, as Seller and Servicer (the "Servicer"), BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, as Depositor, the Purchaser set forth in
Item 2 of Schedule I hereto (the "Additional Purchaser"), and Branch Banking and Trust Company, as Agent for the Purchasers under, and as defined in, the Note Funding Agreement described below (in such capacity, the "Agent").

                               W I T N E S S E T H

            WHEREAS, this Supplement is being executed and delivered in accordance with subsection 2.2(d) of the Note Funding Agreement, dated as of December 1, 2004, among BXG RECEIVABLES NOTE TRUST 2004-C, as Issuer, BLUEGREEN CORPORATION, as Seller and Servicer, BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, as Depositor, the Purchasers parties thereto, and the Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Note Funding Agreement"; unless otherwise defined herein, terms defined in the Note Funding Agreement are used herein as therein defined); and

            WHEREAS, the Additional Purchaser (if it is not already a Purchaser party to the Note Funding Agreement) wishes to become a Purchaser party to the Note Funding Agreement;

            NOW, THEREFORE, the parties hereto hereby agree as follows:

      Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Additional Purchaser, the Issuer and the Agent, the Agent will transmit to the Servicer, the Issuer, the Indenture Trustee and the Additional Purchaser a Joinder Effective Notice, substantially in the form of
Schedule III to this Supplement (a "Joinder Effective Notice"). Such Joinder Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the transfer effected by this Supplement shall become effective (the "Joinder Effective Date"). From and after the Joinder Effective Date, the Additional Purchaser shall be a Purchaser party to the Note Funding Agreement for all purposes thereof having an initial Commitment Percentage and a Commitment, if applicable, as set forth in such Schedule II.

      Concurrently with the execution and delivery hereof, the Additional Purchaser will deliver to the Issuer and the Indenture Trustee an executed Investment Letter in the form of Exhibit A to the Note Funding Agreement.

      Each of the parties to this Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement.

      By executing and delivering this Supplement, the Additional Purchaser confirms to and agrees with the Agent and the Purchaser as follows: (i) neither the Agent nor any other Purchaser makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Note Funding Agreement (other then representations or warranties made by such respective parties) or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Funding Agreement or any other instrument or document furnished pursuant thereto, or with respect to the financial condition of the Seller, the Servicer, the Depositor, the Issuer or the Indenture Trustee, or the performance or observance by the Seller, the Servicer, the Depositor, the Issuer or the Indenture Trustee of any of their respective obligations under the Note Funding Agreement or the Indenture or any other instrument or document furnished pursuant hereto; (ii) the Additional Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iii) the Additional Purchaser will, independently and without reliance upon the Agent or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Funding Agreement; (iv) each Purchasing Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Note Funding Agreement and the Indenture as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 7 of the Note Funding Agreement; and (vi) the Additional Purchaser agrees (for the benefit of the Agent, the other Purchasers, the Indenture Trustee, the Seller, the Servicer, the Depositor and the Issuer) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Funding Agreement are required to be performed by it as a Purchaser.

      Schedule II hereto sets forth the Commitment and the Commitment Expiration Date, if applicable, and the initial Investing Office of the Additional Purchaser, as well as administrative information with respect to the Additional Purchaser.

      THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            (i) Notwithstanding anything contained herein or in any other Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (a) this Supplement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking or agreement by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer and the Trust Estate, and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplement or any other Transaction Documents.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                              JOINDER SUPPLEMENT

                          COMPLETION OF INFORMATION AND
                        SIGNATURES FOR JOINDER SUPPLEMENT

      Re: Note Funding Agreement, dated as of December 1, 2004, among BXG RECEIVABLES NOTE TRUST 2004-C, as Issuer, BLUEGREEN CORPORATION, as Seller and Servicer, BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, as Depositor, the Purchasers party thereto and Branch Banking and Trust Company, as Agent.

Item 1:     Date of Joinder Supplement:

Item 2:     Additional Purchaser:

Item 3:     Signatures of Parties to Agreement:


                                      ___________________________________
                                      as Additional Purchaser

                              By:     ___________________________________
                                      Name:
                                      Title:

                              [By:    ___________________________________
                                      Name:
                                      Title:]

                                      BXG RECEIVABLES NOTE TRUST 2004-C
                                      as Issuer

                                By _______________, not in its individual capacity, but solely as Owner Trustee

                              By:     ___________________________________
                                      Name:
                                      Title:

                                      Branch Banking and Trust Company, as Agent

                              By:     ___________________________________
                                      Name:
                                      Title:

                              By:     ___________________________________
                                      Name:
                                      Title:

                                                                  SCHEDULE II TO
                                                              JOINDER SUPPLEMENT

                      LIST OF INVESTING OFFICES, ADDRESSES
                           FOR NOTICES AND COMMITMENT

[Additional Purchaser]

           Initial Commitment Percentage:
           (if applicable)                                 _______%

           Class of Notes                                 _________

           Commitment:                                $____________

Address for Notices:

Investing Office:

                                                                 SCHEDULE III TO
                                                              JOINDER SUPPLEMENT

                                     FORM OF
                            JOINDER EFFECTIVE NOTICE

To:   [Names and addresses of
      Issuer, Seller, Servicer, Indenture Trustee, Depositor
      Agent and Additional Purchaser]

            The undersigned, as Agent under the Note Funding Agreement, dated as of December 1, 2004, among BXG RECEIVABLES NOTE TRUST 2004-C, as Issuer,
BLUEGREEN CORPORATION, as Seller and Servicer, BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, as Depositor, the Purchasers parties thereto and Branch Banking and Trust Company, as Agent for the Purchasers thereunder, acknowledges receipt of five executed counterparts of a completed Joinder Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

            Pursuant to such Supplement, you are advised that the Joinder Effective Date will be _____________, .

Very truly yours,

BRANCH BANKING AND TRUST COMPANY, as Agent


By:  _______________________________
     Name:
     Title:

                                                                       EXHIBIT C

                           FORM OF TRANSFER SUPPLEMENT

            TRANSFER  SUPPLEMENT,  dated as of the  date set  forth in Item 1 of
Schedule  I  hereto,  among  the  transferor  Purchaser  set  forth in Item 2 of
Schedule I hereto (the "Transferor Purchaser"), the Purchasing Purchaser set forth in Item 3 of Schedule I hereto (the "Purchasing Purchaser"), and Branch Banking and Trust Company, as Agent for the Purchasers under, and as defined in, the Note Funding Agreement described below (in such capacity, the "Agent").

                              W I T N E S S E T H:

            WHEREAS, this Supplement is being executed and delivered in accordance with subsection 8.1(e) of the Note Funding Agreement, dated as of December 1, 2004, among BXG RECEIVABLES NOTE TRUST 2004-C, as Issuer, BLUEGREEN CORPORATION, as Seller and Servicer, BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, as Depositor, the Purchasers parties thereto and the Agent (as from time to time amended, supplemented or otherwise modified in accordance with the terms thereof, the "Note Funding Agreement"; unless otherwise defined herein, terms defined in the Note Funding Agreement are used herein as therein defined);

            WHEREAS, the Purchasing Purchaser (if it is not already a Purchaser party to the Note Funding Agreement) wishes to become a Purchaser party to the Note Funding Agreement and the Purchasing Purchaser wishes to acquire and assume from the Transferor Purchaser, certain of the rights, obligations and commitments under the Note Funding Agreement; and

            WHEREAS, the Transferor Purchaser wishes to sell and assign to the Purchasing Purchaser, certain of its rights, obligations and commitments under the Note Funding Agreement.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

      (a) Upon receipt by the Agent of five counterparts of this Supplement, to each of which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Transferor Purchaser, the Purchasing Purchaser [,the Issuer](1) and the Agent, the Agent will transmit to the Servicer, the Seller, the Issuer, the Depositor, the Indenture Trustee, the Transferor Purchaser and the Purchasing Purchaser a Transfer Effective Notice, substantially in the form of Schedule III to this Supplement (a "Transfer Effective Notice"). Such Transfer Effective Notice shall be executed by the Agent and shall set forth, inter alia, the date on which the transfer effected by this Supplement shall become effective (the "Transfer Effective Date"). From and after the Transfer Effective Date the Purchasing Purchaser shall be a Purchaser party to the Note Funding Agreement for all purposes thereof.

      (b) At or before 12:00 Noon, local time of the Transferor Purchaser, on the Transfer Effective Date, the Purchasing Purchaser shall pay to the Transferor Purchaser, in immediately available funds, an amount equal to the purchase price, as agreed between the Transferor Purchaser and such Purchasing Purchaser (the "Purchase Price"), of the portion set forth on

----------
(1)   If required by the Note Funding Agreement.

Schedule II hereto being purchased by such Purchasing Purchaser of the outstanding advances under the Note owned by the Transferor Purchaser (such Purchasing Purchaser's "Purchase Percentage") and other amounts owing to the Transferor Purchaser under the Note Funding Agreement or otherwise in respect of the Notes. Effective upon receipt by the Transferor Purchaser of the Purchase Price from the Purchasing Purchaser, the Transferor Purchaser hereby irrevocably sells, assigns and transfers to the Purchasing Purchaser, without recourse, representation or warranty, and the Purchasing Purchaser hereby irrevocably purchases, takes and assumes from the Transferor Purchaser, the Purchasing Purchaser's Purchase Percentage of [(i)] the presently Outstanding Note Balance under the Notes owned by the Transferor Purchaser and other amounts owing to the Transferor Purchaser in respect of the Notes, together with all instruments, documents and collateral security pertaining thereto, [and (ii) the Purchasing Purchaser's Purchase Percentage of the Commitment Percentage and the Commitment of the Transferor Purchaser and other rights, duties and obligations of the Transferor Purchaser under the Note Funding Agreement.] This Supplement is intended by the parties hereto to effect a purchase by the Purchasing Purchaser and sale by the Transferor Purchaser of interests in the Notes, and it is not to be construed as a loan or a commitment to make a loan by the Purchasing Purchaser to the Transferor Purchaser. The Transferor Purchaser hereby confirms that the amount of the Outstanding Note Balance of the Notes is $ and its Percentage Interest thereof is ___%, which equals $ as of , 200_. Upon and after the Transfer Effective Date (until further modified in accordance with the Note Funding Agreement), the Commitment Percentage of the Transferor Purchaser and the Purchasing Purchaser and the Commitment of the Transferor Purchaser and the Purchasing Purchaser shall be as set forth in Schedule II to this Supplement.

      (c) The Transferor Purchaser has made arrangements with the Purchasing Purchaser with respect to (i) the portion, if any, to be paid, and the date or dates for payment, by the Transferor Purchaser to the Purchasing Purchaser of any fees heretofore received by the Transferor Purchaser pursuant to the Note Funding Agreement prior to the Transfer Effective Date and (ii) the portion, if any, to be paid, and the date or dates for payment, by the Purchasing Purchaser to the Transferor Purchaser of fees or interest received by the Purchasing Purchaser pursuant to the Note Funding Agreement or otherwise in respect of the Notes from and after the Transfer Effective Date.

      (d) All principal payments that would otherwise be payable from and after the Transfer Effective Date to or for the account of the Transferor Purchaser in respect of the Notes shall, instead, be payable to or for the account of the Transferor Purchaser and the Purchasing Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement.

      (e) All interest, fees and other amounts that would otherwise accrue for the account of the Transferor Purchaser from and after the Transfer Effective Date pursuant to the Note Funding Agreement or in respect of the Notes shall, instead, accrue for the account of, and be payable to or for the account of, the Transferor Purchaser and the Purchasing Purchaser, as the case may be, in accordance with their respective interests as reflected in this Supplement. In the event that any amount of interest, fees or other amounts accruing prior to the Transfer Effective Date was included in the Purchase Price paid by the Purchasing Purchaser, the Transferor Purchaser and the Purchasing Purchaser will make appropriate arrangements for payment by the Transferor

Purchaser to the Purchasing Purchaser of such amount upon receipt thereof from the Agent.

         (f) Concurrently with the execution and delivery hereof, the Purchasing Purchaser will deliver to Agent, the Issuer and the Indenture Trustee an executed Investment Letter in the form of Exhibit A to the Note Funding Agreement.

         (g) Each of the parties to this Supplement agrees and acknowledges that
(i) at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Supplement, and (ii) the Agent shall apply each payment made to it under the Note Funding Agreement, whether in its individual capacity or as Agent, in accordance with the provisions of the Note Funding Agreement, as appropriate.

      (h) By executing and delivering this Supplement, the Transferor Purchaser and the Purchasing Purchaser confirm to and agree with each other and the Agent and the Purchaser as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim created by or through it, the Transferor Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Note Funding Agreement or the Indenture or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Funding Agreement or any other instrument or document furnished pursuant thereto; (ii) the Transferor Purchaser makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller, the Servicer, the Depositor, the Issuer or the Indenture Trustee, or the performance or observance by the Seller, the Servicer, the Depositor, the Issuer or the Indenture Trustee of any of their respective obligations under the Note Funding Agreement, the Indenture or any other instrument or document furnished pursuant hereto; (iii) each Purchasing Purchaser confirms that it has received a copy of such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (iv) each Purchasing Purchaser will, independently and without reliance upon the Agent, the Transferor Purchaser or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Funding Agreement or the Indenture; (v) each Purchasing Purchaser appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Note Funding Agreement and the Indenture as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section 7 of the Note Funding Agreement; and
(vi) each Purchasing Purchaser agrees (for the benefit of the Transferor Purchaser, the Issuer, the Agent, the Purchasers, the Indenture Trustee, the Depositor, the Seller, the Servicer and the Issuer) that it will perform in accordance with their terms all of the obligations which by the terms of the Note Funding Agreement are required to be performed by it as a Purchaser.

      (i) [Schedule II hereto sets forth the revised Commitment Percentage and Commitment of the Transferor Purchaser, the Commitment Percentage, the Commitment of the Purchasing Purchaser, as applicable, and the initial Investing Office of the Purchasing Purchaser, as well as administrative information with respect to the Purchasing Purchaser.]

      (j) THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed by their respective duly authorized officers on Schedule I hereto as of the date set forth in Item 1 of Schedule I hereto.

                                                                   SCHEDULE I TO
                                                             TRANSFER SUPPLEMENT

                          COMPLETION OF INFORMATION AND
                       SIGNATURES FOR TRANSFER SUPPLEMENT

            Re: Note Funding Agreement, dated as of December 1, 2004, among BXG RECEIVABLES NOTE TRUST 2004-C, BLUEGREEN CORPORATION, as Seller and Servicer, BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, as Depositor, the Purchasers party thereto and Branch Banking and Trust Company, as Agent.

Item 1:   Date of Transfer Supplement:

Item 2:   Transferor Purchaser:

Item 3:   Purchasing Purchaser:

Item 4:   Signatures of Parties to Agreement:


                                               _________________________________
                                               as Transferor Purchaser

                                          By:  _________________________________
                                               Name:
                                               Title:

                                          By:  _________________________________
                                               Name:
                                               Title:


                                               _________________________________
                                               as Purchasing Purchaser

                                          By:  _________________________________
                                               Name:
                                               Title:

                                          By:  _________________________________
                                               Name:
                                               Title:

CONSENTED TO AND ACCEPTED BY:

BRANCH BANKING AND TRUST COMPANY, as Agent


By:   _______________________________
      Name:
      Title:


By:   _______________________________
      Name:
      Title:

BXG RECEIVABLES NOTE TRUST 2004-C


By __________, not in its individual capacity, but solely as Owner
         Trustee


By:   _______________________________
      Name:
      Title:

                                                                  SCHEDULE II TO
                                                             TRANSFER SUPPLEMENT

                      LIST OF INVESTING OFFICES, ADDRESSES
                    FOR NOTICES, ASSIGNED INTERESTS, PURCHASE
                  AND COMMITMENT PERCENTAGES AND PURCHASE PRICE

[Transferor Purchaser]

                  Commitment Percentage:

                  Transferor Purchaser Commitment Percentage
                  Prior to Sale:                                                _______%

                  Commitment Percentage Sold:                                   _______%

                  Commitment Percentage Retained:                               _______%

                  Commitment:

                  Transferor Purchaser Commitment
                  Prior to Sale:                                              $________

                  Commitment Sold:                                            $________

                  Commitment Retained                                         $________

                  Class of Notes                                              _________

D.       Outstanding Note Balance of Notes:

         Transferor Purchaser
         Outstanding Note Balance of Notes Prior to Sale:                     $________

         Outstanding Note Balance of Notes Sold:                              $________

         Outstanding Note Balance of Notes Retained:                          $________

E. Purchase Percentage:                                                         _______%

[Purchasing Purchaser]

                  Commitment Percentage:                                        _______%

                  Commitment:                                                 $________

C.       Outstanding Note Balance of Notes Owned Immediately After Sale:      $________

Address for Notices:

Investing Office:

                                                                 SCHEDULE III TO
                                                             TRANSFER SUPPLEMENT

                                     Form of
                            Transfer Effective Notice

      To:   [Name and address of
            Issuer, Servicer, Indenture Trustee, the Transferor
            Purchaser and the Purchasing Purchaser]

            The undersigned, as Agent under the Note Funding Agreement, dated as of December 1, 2004, among BXG RECEIVABLES NOTE TRUST 2004-C, as Issuer,
BLUEGREEN CORPORATION, as Seller and Servicer, BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, as Depositor, the Purchasers parties thereto and Branch Banking and Trust Company, as Agent for the Purchasers thereunder, acknowledges receipt of five executed counterparts of a completed Transfer Supplement. [Note: attach copies of Schedules I and II from such Agreement.] Terms defined in such Supplement are used herein as therein defined.

            Pursuant to such Transfer Supplement, you are advised that the Transfer Effective Date will be _____________, 200_.

Very truly yours,

BRANCH BANKING AND TRUST COMPANY, as Agent


By: ______________________________________
    Name:
    Title:

                                                                       EXHIBIT D

                            FORM OF BORROWING NOTICE

            NOTE FUNDING AGREEMENT (the "Agreement"), dated as of December 1, 2004, by and among BXG RECEIVABLES NOTE TRUST 2004-C, a Delaware statutory trust (the "Issuer"), BLUEGREEN CORPORATION, a Massachusetts corporation ("Bluegreen"), BLUEGREEN RECEIVABLES FINANCE CORPORATION IX, a Delaware corporation (the "Depositor"), the PURCHASERS from time to time parties hereto (collectively, the "Purchasers") and BRANCH BANKING AND TRUST COMPANY ("BB&T"), a North Carolina corporation, as agent for the Purchasers (together with its successors in such capacity, the "Agent").

Purchaser:                 _______________________________________________

Issuer:                    BXG Receivables Note Trust 2004-C

Requested Funding Date:    _______________________________________________

Transmission Date:         _______________________________________________

Transmission Time:         _______________________________________________

Timeshare Loans to be Pledged:          See attachment

Borrowing Base Prior to Funding:        $________________

Borrowing Base After Funding:           $________________

Available Commitment Prior to Funding:  $________________

Available Commitment After Funding:     $________________

Requested Wire Amount                   $________________

Wire Instructions:

Requested by:

BXG RECEIVABLES NOTE TRUST 2004-C

By:                               Wilmington Trust Company,

                                  not in its individual capacity, but solely as
Owner Trustee


By:                               ____________________________________
Name:
Title:

BLUEGREEN CORPORATION


By: ____________________________
Name:
Title:

BLUEGREEN RECEIVABLES FINANCE CORPORATION IX


By: ____________________________
Name:
Title:

                                                                      Attachment

               SCHEDULE OF TIMESHARE LOANS PROPOSED TO BE PLEDGED

This schedule will be supplemented from time to time by the Schedule of Timeshare Loans attached to a borrowing notice dated subsequent to the date hereof. Each such Schedule of Timeshare Loans shall be deemed to be incorporated herein and made a part hereof for all purposes.

                                                                       EXHIBIT E

                  CONDITIONS PRECEDENT TO INITIAL FUNDING DATE

1) Delivery of the completed Exhibit I to the Indenture with ratings acceptable to the Agent;

2) Delivery of a form of monthly servicer report acceptable to the Agent; and

3) Written confirmation of the number of the deposit account to be established and maintained by Fleet National Bank for the Issuer pursuant to the Deposit Account Control Agreement.


                                       1